UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY - SUBJECT TO COMPLETION

HERON THERAPEUTICS, INC.

Notice of 2023 Annual Meeting of Stockholders

to Be Held on June 8, 2023

To the Stockholders of Heron Therapeutics, Inc.:

The 2023 Annual Meeting of Stockholders of Heron Therapeutics, Inc. (“Heron,” “Company,” “we,” “us” and “our”), a Delaware corporation, will be held on June 8, 2023 at 9:00 a.m. Pacific Time exclusively via the Internet at www.virtualshareholdermeeting.com/HRTX2023, or at any adjournments or postponements thereof (the “Annual Meeting”), for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
To elect seven director nominees named in the accompanying Proxy Statement to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.
To ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023;
3.
To approve, on an advisory basis, compensation paid to our Named Executive Officers during the year ended December 31, 2022;
4.
To amend the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000;
5.
To amend the Company’s 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000;
6.
To amend the Company’s 1997 Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000; and
7.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders will be able to attend the Annual Meeting and vote electronically and submit questions during the meeting, all by visiting www.virtualshareholdermeeting.com/HRTX2023. To participate in the Annual Meeting, stockholders of record will need the 16-digit control number included on their proxy card. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electronically during the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other agent (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

Only stockholders of record at the close of business on April 18, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Szekeres
David Szekeres Executive Vice President, Chief Operating Officer
San Diego, California
April , 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023:

The 2023 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at: http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are included in the accompanying Proxy Statement and posted at http://www.virtualshareholdermeeting.com/HRTX2023. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/HRTX2023. You will not be able to attend the Annual Meeting in person. Whether or not you expect to virtually attend the Annual Meeting, you are urged to cast your vote as soon as possible. You may vote your shares via the Internet or via a toll-free telephone number by following the instructions on the proxy card or the voting instruction card you received, as applicable. In addition, you can also vote by mail by following the instructions on the proxy card or the voting instruction card. Submitting a proxy or voting instruction card will not prevent you from attending the Annual Meeting and voting electronically, if you so desire. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

HERON THERAPEUTICS, INC.

4242 Campus Point Court, Suite 200

San Diego, CA 92121

(858) 251-4400

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Why have these proxy materials been made available to me?

The enclosed proxy is being solicited on behalf of our Board of Directors (“Board”) for use at the Annual Meeting. The proxy materials, including the 2023 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022, will be made available online at http://www.proxyvote.com and mailed to stockholders on or about May 1, 2023. We encourage stockholders to vote well before the Annual Meeting, even if they plan to attend the Annual Meeting (as specified below and in the proxy card you received) or by using the toll-free telephone number provided below or in the proxy card, as applicable. In addition, if you received copies of the proxy materials by mail, you can vote by mail by following the instructions on the proxy card. Stockholders who hold our shares in “street name” should refer to the voting instructions form provided by their broker, bank or other agent for details on how to provide voting instructions to each person. For additional details, see “How can I vote at the Annual Meeting?” below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 119,279,998 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Annual Meeting or via one of the methods described in the proxy card you received. Whether or not you plan to attend the Annual Meeting, we urge you to vote well before the Annual Meeting to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on the Record Date, your shares were held, not in your name, but in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder at the close of business on the Record Date or if you hold a valid proxy to vote at the Annual Meeting.

We will be hosting the Annual Meeting via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/HRTX2023. Our Board annually considers the appropriate format of our annual meeting. Stockholders may submit questions and comments before and during the Annual Meeting. After the Annual Meeting, we will spend up to fifteen minutes answering any appropriately submitted stockholder questions that are pertinent to the Company and that comply with our rules of conduct. Our rules of conduct will be made available at http://www.virtualshareholdermeeting.com/HRTX2023 and on our investor relations website at https://herontherapeutics.gcs-web.com. To the extent time does not allow us to answer all of the appropriately submitted questions, we will answer them in writing on our investor relations website soon after the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at approximately 8:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

What do I need in order to be able to participate in the Annual Meeting?

In order to be able to vote your shares, view the list of our stockholders of record, or submit questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or included in the email to you if you received the proxy materials by email. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote electrically during the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their broker, bank, or other agent (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote electronically during the Annual Meeting. You will not be able to attend the Annual Meeting in person. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/HRTX2023. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting webcast or submitting questions. If you encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What am I voting on?

There are six Company proposals scheduled for a vote at the Annual Meeting:

•
Proposal 1: To elect seven director nominees named in the accompanying Proxy Statement, to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
•
Proposal 2: To ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023;
•
Proposal 3: To approve, on an advisory basis, compensation paid to our Named Executive Officers during the year ended December 31, 2022;
•
Proposal 4: To amend the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000;
•
Proposal 5: To amend the 2007 Plan to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000; and
•
Proposal 6: To amend the ESPP to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000.

What are my voting choices and what are the Board’s recommendations?

For Proposal 1, you may vote “For” or “Against” or “Abstain” from voting for each director nominee. For Proposals 2 through 6, you may vote “For” or “Against” or “Abstain” from voting.

The Board recommends that you vote “For” each of the director nominees named in Proposal 1 and “For” each of Proposals 2 through 6.

What if another matter is properly brought before the Annual Meeting?

At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. However, if any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy card as “proxies” to vote on those matters in accordance with their best judgment and in their discretion.

How can I vote at the Annual Meeting?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

•
To vote during the Annual Meeting, see the instructions on how to vote while participating in the Annual Meeting via the Internet at http://www.virtualshareholdermeeting.com/HRTX2023.
•
To vote via the Internet, go to www.proxyvote.com, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your proxy card. Proxies submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 7, 2023.
•
To vote by telephone, call toll free 1-800-690-6903, 24 hours per day, 7 days per week. You will need the 16-digit control number included on your proxy card. Proxies submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 7, 2023.

•
To vote using the proxy card, simply complete, sign and date the proxy card included with your proxy materials and return it promptly in the envelope provided. If you return your signed and dated proxy card to us before the Annual Meeting with your voting selections, we will vote your shares as you direct. Except for votes cast for shares registered in the name of a broker, bank or other agent (as described below), if you return your signed and dated proxy card to us before the Annual Meeting without your voting selections, proxies named in the proxy card will vote your shares in accordance with the Board’s recommendations (as described below).

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with the proxy materials from that institution rather than from us. To ensure that your vote is counted, simply follow the instructions in the materials received from your broker, bank or other agent to vote electronically during the Annual Meeting, via the Internet in advance of the Annual Meeting or by telephone or, if you received a proxy card by mail, complete, sign and return the proxy card.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

How many votes do I have?

On each matter to be voted on, you have one vote for each share of common stock you own as of the close of business on the Record Date for the Annual Meeting.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to the mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy and change your vote at any time before the applicable vote deadlines for the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•
you may submit another properly completed proxy with a later date;
•
you may vote again by Internet or telephone at a later time;
•
you may send a written notice that you are revoking your proxy to our Corporate Secretary at 4242 Campus Point Court, Suite 200, San Diego, California 92121; or
•
you may attend the Annual Meeting and vote electronically during the Annual Meeting (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card or Internet proxy is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How can I submit a proposal (including a director nomination) for next year’s annual meeting?

Under the rules of the U.S. Securities and Exchange Commission (“SEC”), stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2024 Annual Meeting of Stockholders must submit such proposals to our Corporate Secretary so as to be received by us at 4242 Campus Point Court, Suite 200, San Diego, California 92121, by close of business on or before January 2, 2024, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If a stockholder intends to make a director nomination or present a proposal for other business (other than pursuant to Rule 14a-8 under the Exchange Act) at the 2024 Annual Meeting of Stockholders, the stockholder must deliver written notice to our Corporate Secretary at the address provided above not earlier than February 9, 2024 and not later than March 10, 2024. Such nomination(s) or proposal(s) may or may not be included in the Proxy Statement. If the date of the 2024 Annual Meeting of Stockholders changes by more than 30 calendar days prior to, or more than 30 calendar days after, the anniversary of the 2023 Annual Meeting of Stockholders, then stockholder notice must be delivered not later than the close of business on the later of: (i) the 90th calendar day prior to such annual meeting; or (ii) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

What are “broker non-votes”?

If your shares are held by your broker, bank or other agent (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If a beneficial owner of shares held in “street name” does not give instructions to his or her broker, bank or other agent, such nominee has discretionary authority to vote such shares with respect to “routine” matters but does not have discretionary authority to vote such shares with respect to “non-routine” matters. For “non-routine” matters for which a broker, bank or other agent does not have discretionary authority to vote a beneficial owner’s shares, the un-voted shares are generally referred to and counted as “broker non-votes.” The determination of whether a proposal is “routine” or “non-routine” will be made by the New York Stock Exchange (“NYSE”) or by Broadridge Financial Solutions (“Broadridge”) (acting as an agent for NYSE-registered brokerage firms and interpreting NYSE rules) based on NYSE rules that regulate how member brokerage firms are permitted to vote in the absence of instructions from beneficial owners.

In this regard, we have been advised by the NYSE that Proposals 1, 3, 4, 5 and 6 are considered to be “non-routine” under NYSE rules, and therefore we expect broker non-votes to exist in connection with Proposals 1, 3, 4, 5 and 6. However, we have been advised by the NYSE that Proposal 2 is considered to be “routine” under NYSE rules, and therefore we do not expect broker non-votes on Proposal 2. As described above, the determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge (acting as an agent for NYSE-registered brokerage firms and interpreting NYSE rules), and we cannot guarantee what determination the NYSE or Broadridge, as applicable, will ultimately make with respect to any particular proposal.

How are votes counted and how many votes are needed to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Annual Meeting.

•
Proposal 1: Director nominees, in uncontested elections, shall be elected by a majority of the votes properly cast with respect to that director nominee, provided a quorum is established. We have been advised by the NYSE that the election of directors is not considered a “routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on this proposal.
•
Proposal 2: The proposal to ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that ratification of the selection of a company’s independent registered public accounting firm is considered a “routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other agent, the institution that holds your shares may have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “routine” matter under NYSE rules as we have been advised by the NYSE, abstentions will have no effect on the outcome of this proposal and we do not expect any broker non-votes since we expect brokers, banks or other agents to have discretionary authority to vote on this proposal.
•
Proposal 3: The proposal to approve, on an advisory basis, the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that approval, on an advisory basis, of the compensation paid to a company’s named executive officers is not considered a “routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.
•
Proposal 4: The proposal to approve an amendment to our Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote, provided a quorum is established. The proposal to approve this amendment of our Certificate of Incorporation is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. While similar proposals are typically considered to be “routine” matters under NYSE rules, we have been advised by the NYSE that this proposal is considered to be a “non-routine” matter under NYSE rules given our current lack of sufficient unissued and unreserved shares of common stock to effect the proposed share increase under our 2007 Plan as described in Proposal 5 (NYSE has further advised us that Proposal 5 is also considered to be a “non-routine” matter). Accordingly, we expect broker non-votes to exist with respect to this proposal. Therefore, if you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other agent, the institution that holds your shares not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions will have the same effect as a vote cast “against” this proposal and broker non-votes will have no effect on the outcome of this proposal.

•
Proposal 5: The proposal to amend our 2007 Plan requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that approval of the amendment to our 2007 Plan is not considered a “routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.
•
Proposal 6: The proposal to amend our ESPP requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that approval of the amendment to our ESPP is not considered a “routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting as of the close of business on the Record Date are represented by stockholders present at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were 119,279,998 shares outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Certain information regarding each of our director nominees, including each nominee’s age, experience, qualifications, attributes and skills that led the Board to conclude that the individual should serve on the Board and each nominee’s principal occupation and directorships during the past five years, is set forth below:

Name	Age	Position	Director Since
Craig Collard	57	Chief Executive Officer and Director	2023
Sharmila Dissanaike, M.D., FACS, FCCM	48	Director	2021
Craig Johnson	61	Director	2014
Kevin Kotler	51	Director	2023
Adam Morgan	44	Chairman of the Board	2023
Susan Rodriguez	59	Director	2021
Christian Waage	56	Director	2016

Craig Collard has served as a director of Heron since February 2023 and as Chief Executive Officer since April 2023. Mr. Collard most recently served as the Chief Executive Officer of Veloxis Pharmaceutics A/S (now Veloxis Pharmaceuticals Inc., “Veloxis”) before it was acquired by Asahi Kasei Corp, a transplant focused pharmaceutical company with its principal office in Cary, North Carolina, from 2015 to December 2021, and remains on the Veloxis board of advisors. Prior to joining Veloxis, Mr. Collard served as the Chief Executive Officer and the Chairman of the Board of Directors of Cornerstone Therapeutics, Inc., a pharmaceutical company (“Cornerstone”), from 2011 until it was acquired by Chiesi Farmaceutici S.p.A. in 2014. Mr. Collard also served as Cornerstone’s Interim Chief Financial Officer, from 2010 to 2011, and as its President, from 2008 to 2011. Mr. Collard served as the Founder, President and Chief Executive Officer of Cornerstone BioPharma Inc. (formerly Cornerstone BioPharma Holdings, Ltd.), a pharmaceutical company, and as a member of its board of directors, from 2004 to 2008. Prior to that, Mr. Collard served as President and Chief Executive Officer of Carolina Pharmaceuticals, Inc., a specialty pharmaceutical company that he founded in 2003. Mr. Collard currently serves on the board of directors of TerrAscend Corp., a North American cannabis operator based in Mississauga, Canada, since December 2018. Mr. Collard previously served as a member of the board of directors of Sierra Oncology, Inc., a San Mateo, California-based late-stage biopharmaceutical company acquired by GlaxoSmithKline plc, from May 2020 to July 2022. He also served as Chairman of Opiant Pharmaceuticals, Inc., a specialty pharmaceutical company in Santa Monica, California developing therapies to treat substance and use disorders and drug overdose since October 2018 until being acquired by Indivior on March 1, 2023. Mr. Collard holds a B.S. in Engineering from the Southern College of Technology (now Southern Polytechnic State University). Mr. Collard was initially appointed as a director pursuant to a Cooperation Agreement by and between the Company and Rubric Capital Management LP and certain of its affiliates and Velan Capital Investment Management LP and certain of its affiliates, dated as of February 21, 2023, regarding changes to the composition of the Board and other related matters (the “Cooperation Agreement”). The Board has concluded that Mr. Collard should serve as a director based on his experience in senior management, commercial operations, and as a director with other biotechnology and pharmaceutical companies.

Sharmila Dissanaike, M.D., FACS, FCCM has served as a director of Heron since 2021. Dr. Dissanaike has been University Distinguished Professor and Peter C. Canizaro Chair of the Department of Surgery at Texas Tech University Health Sciences Center (TTUHSC) since 2016. In addition, from 2015 to 2018, Dr. Dissanaike served as Interim Director of the Timothy J. Harnar Burn Center at University Medical Center in Lubbock, Texas (UMC). From 2014 to 2017, Dr. Dissanaike served as Trauma Medical Director of the John A. Griswold Level 1 Trauma Center at UMC. In January 2021, she was appointed to the Texas Medical Board by Governor Greg Abbott. Dr. Dissanaike is a clinically active trauma, burn and acute care surgeon who has won over 50 awards for clinical, academic and research excellence and service during her career. Dr. Dissanaike has published over 100 peer-reviewed scientific articles, in addition to numerous book chapters, peer-reviewed presentations and national and international invited lectureships. Dr. Dissanaike holds multiple national leadership and quality assurance roles including Chair of the American Burn Association Verification Committee, member of the American College of Surgeons Trauma Verification Committee and Committee on Trauma, and on the Boards of the American Burn Association and Southwestern Surgical Congress. She serves the American College of Surgeons as Governor and on the Committee for Ethics, the Advisory Council of Rural Surgery and Program Committee, highlighting her wide array of interests and longstanding dedication to advancing all aspects of surgical care. Dr. Dissanaike received her medical degree from the University of Sydney, Australia and her undergraduate degree from Methodist College in Colombo, Sri Lanka. Dr. Dissanaike completed her postgraduate medical training at the University of Washington at Harborview Medical Center, the Department of Surgery at TTUHSC, the Department of Surgery at Albert Einstein College of Medicine at Beth Israel Medical Center and the Department of Medicine at Inverclyde Hospital, National Health Service. The Board has concluded that Dr. Dissanaike should serve as a director based on her experience and achievements in surgical medicine.

Craig Johnson has served as a director of Heron since 2014. He also serves as a director of Mirati Therapeutics, Inc. and Odonate, Inc. Mr. Johnson previously served as a director of La Jolla Pharmaceutical Company from 2013 until its acquisition by Innoviva, Inc. in 2022, Decipher Biosciences, Inc. from 2015 to 2018, Adamis Pharmaceuticals Corporation from 2011 to 2014 and Ardea Biosciences, Inc. from 2008 until its acquisition by AstraZeneca PLC in 2012. Mr. Johnson served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. from 2004 until its sale to Raptor Pharmaceuticals Corp. in 2009, and then as Vice President of a wholly-owned subsidiary of Raptor Pharmaceutical Corp. from 2009 to 2010. From 1994 to 2004, he held various positions at MitoKor, Inc., concluding his service as Chief Financial Officer and Senior Vice President of Operations. Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. The Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Kevin Kotler has served as a director of Heron since February 2023. Mr. Kotler has over 30 years of experience as an investor and analyst focused on the healthcare industry. Since mid-2020, Mr. Kotler invests through Broadfin Holdings, a family office focused on investing in public and private companies across all sectors. From 2005 to 2020, he was the Founder and Portfolio Manager of Broadfin Capital, LLC, a healthcare focused investment fund which utilized passive and activist investment strategies in public and private medical technology, biotechnology and pharmaceutical companies. Since mid-2021, Mr. Kotler has been a member of New York Angels, a New York based investment group focused on early-stage companies. He also serves on the board of Curonix a privately held company and previously served on the board of Biodelivery Sciences International and Avadel Pharmaceuticals plc. Mr. Kotler was previously a board member of the Memorial Sloan-Kettering Cancer Center Technology Development Fund. He is co-founder of Hamptons United, a charity started as a result of the coronavirus pandemic to help support local charities on the east end of Long Island. Kevin graduated from the Wharton School at the University of Pennsylvania in 1993 with a Bachelor of Science degree in Economics. Mr. Kotler was initially appointed as a director of the Company pursuant to the Cooperation Agreement. The Board has concluded that Mr. Kotler should serve as a director based on his experience as an investor and analyst focused on the healthcare industry, serving as a director of life sciences companies and his expertise in financial management.

Adam Morgan has served as a director of Heron since February 2023 and as Chairman of the Board since April 2023. Mr. Morgan currently serves as the Chief Investment Officer of Velan Capital Investment Management LP, a healthcare-dedicated investment firm based in Alpharetta, Georgia. Mr. Morgan also currently serves on the board of directors of Alimera Sciences, Inc., where he serves as a director and member of the company’s Compensation Committee, and Health Outlook Corporation, a privately-held developer of predictive healthcare technology and service based in New York, New York, where he serves as a director and chair of the company’s audit committee. Previously, Mr. Morgan served as Senior Analyst at Broadfin Capital, LLC, a healthcare dedicated investment firm based in New York, New York, where he covered the Biotech and Pharmaceutical sectors, from February 2018 to June 2020. Prior to that, Mr. Morgan served as Senior Analyst at Iguana Healthcare Partners LLC, a healthcare-dedicated investment firm based in New York, New York, where he covered Medical Devices and Specialty Pharmaceuticals, from 2015 to January 2018. Mr. Morgan also served as Analyst at Pura Vida Investments, LLC, a healthcare-focused investment firm, where he covered global Medical Devices, from 2014 to 2015. Earlier in his career, Mr. Morgan served as a Research Associate at Cowen and Company (a subsidiary of Cowen Inc.), a financial services company, on the firm’s Medical Supplies and Devices team, from January 2014 to June 2014. Mr. Morgan received his B.S. in Chemistry from the University of Minnesota and his MBA from the Carlson School of Management at the University of Minnesota. Mr. Morgan was initially appointed as a director of the Company pursuant to the Cooperation Agreement. The Board has concluded that Mr. Morgan should serve as a director based on extensive investment experience and operational background focused on the healthcare and biotechnology sectors as well as his corporate governance expertise.

Susan Rodriguez has served as a director of Heron since 2021. Ms. Rodriguez has more than 25 years of experience in the biopharmaceutical industry, serving in senior commercial and operational management roles. Ms. Rodriguez has served as Chief Commercial Officer of Ardelyx, Inc. since May 2020. From 2014 to 2019, Ms. Rodriguez served as the Chief Executive Officer of Tolmar Pharmaceuticals, Inc., a U.S. commercial specialty oncology company, for which in 2019, Ms. Rodriguez was named President of the branded division upon the formation of the global entity, Tolmar, Inc. At Tolmar, Ms. Rodriguez built out their U.S. specialty pharmaceutical business to become a market leader, which required establishing commercial presence in both 340B and private hospitals. Prior to Tolmar, from 1990 to 2014, Ms. Rodriguez held various positions of increasing responsibility at Abbott Laboratories, most recently as Divisional Vice President of Global Marketing, where she led the global marketing function for an international portfolio of Abbott products. Prior to this role, Ms. Rodriguez served as the Vice President and General Manager of the Abbott Renal Franchise. Ms. Rodriguez received both a M.S. and B.S. in Psychology from the University of Pennsylvania. The Board has concluded that Ms. Rodriguez should serve as a director based on her experience in senior management and commercial operations with other biotechnology and pharmaceutical companies.

Christian Waage has served as a director of Heron since 2016. Mr. Waage has more than 15 years of regulatory, legal and financial transaction experience primarily in the biotechnology industry. Since 2017, he has served as Executive Vice President and General Counsel of Gossamer Bio, Inc., a publicly traded biotechnology company. From 2013 to 2016, Mr. Waage held various positions at Receptos, Inc., a wholly owned subsidiary of Celgene Corporation, most recently serving as Managing Director. Prior to its acquisition by Celgene Corporation in 2015, he served as Senior Vice President and General Counsel of Receptos, Inc. From 2012 through its acquisition by Vista Equity Partners Management, LLC in 2013, Mr. Waage served as Vice President, General Counsel and Corporate Secretary at Websense, Inc. From 2008 through its acquisition by AstraZeneca PLC in 2012, he served as Vice President, General Counsel and Corporate Secretary of Ardea Biosciences, Inc. Prior to 2008, Mr. Waage served as a partner at DLA Piper LLP. He received a J.D. from the University of San Diego School of Law and a B.A. degree in economics from the University of California, San Diego. The Board has concluded that Mr. Waage should serve as a director based on his experience in regulatory, legal and finance matters.

INFORMATION CONCERNING EXECUTIVE OFFICERS AND KEY EMPLOYEES

Executive officers are elected by our Board and hold office until the earlier of resignation, removal or the appointment and election of a successor.

Our executive officers and their ages and positions as of the Record Date are as follows:

Name	Age	Position	Officer Since
Craig Collard	57	Chief Executive Officer and Director	2023
John Poyhonen	63	President and Chief Commercial Officer	2019
Kimberly Manhard	63	Executive Vice President, Drug Development	2016
David Szekeres	49	Executive Vice President, Chief Operating Officer	2020
Lisa Peraza	46	Vice President, Chief Accounting Officer	2020

The background of Mr. Collard is described above under “Information Concerning the Board of Directors.”

John Poyhonen was appointed Executive Vice President, Chief Commercial Officer in 2019 and was promoted to President and Chief Commercial Officer in October 2020. He served as a director of Heron from January 2014 until August 2020. He has more than 25 years of experience serving in leadership positions in biotechnology and pharmaceutical companies and commercializing innovative products. From 2014 through its acquisition by Firmenich, Inc. in November 2018, Mr. Poyhonen was the President, Chief Executive Officer and a director of Senomyx, Inc. He joined Senomyx, Inc. in 2003 as Vice President and Chief Business Officer; was promoted in 2004 to Vice President and Chief Financial and Business Officer; was named Senior Vice President, Chief Financial and Business Officer in 2006; was promoted to President and Chief Operating Officer in 2009; and promoted to President and Chief Executive Officer in 2014. From 1996 to 2003, Mr. Poyhonen served in various sales and marketing positions for Agouron Pharmaceuticals, Inc., most recently as Vice President of National Sales. Prior to holding this position, he served as Vice President of Marketing and Vice President of National Accounts. Mr. Poyhonen was previously a director of Ardea Biosciences, Inc. from 2007 through its acquisition by AstraZeneca PLC in 2012. He received a B.A. degree in marketing from Michigan State University and an M.B.A. degree from the University of Kansas.

Kimberly Manhard has served as our Executive Vice President, Drug Development since 2016, and served as a director in 2014 and 2015 and again from 2019 to February 2023. Ms. Manhard has more than 25 years of experience in drug development, regulatory affairs and pharmaceutical operations. From 2008 to 2016, she served as the Senior Vice President of Regulatory Affairs and Development Operations at Ardea Biosciences, Inc. In her role at Ardea, Ms. Manhard was instrumental in the development and 2015 regulatory approval of Zurampic® (lesinurad). Prior to joining Ardea in 2006, she was President of her own consultancy firm, Vice President of Regulatory Affairs for Exelixis, Inc. and held multiple regulatory positions at Agouron Pharmaceuticals, Inc., a division of the Warner-Lambert Company, supporting development and commercialization of anticancer and antiviral products, including Viracept® (nelfinavir). Ms. Manhard was also previously with Bristol-Myers Squibb Company in regulatory affairs, responsible for oncology compounds, including Taxol® (paclitaxel) and infectious disease compounds, including Videx® (didanosine) and Zerit® (stavudine). She began her career in clinical research with Eli Lilly and Company and G.H. Besselaar Associates (Covance Inc.). Since 2020, Ms. Manhard has also served as a director of InhibRx, Inc., which is focused on the research and development of new treatments for cancer. Ms. Manhard is a member of the board of trustees for the Fleet Science Center. She received a B.S. degree in zoology and a B.A. degree in French from the University of Florida.

David Szekeres joined Heron as Senior Vice President, General Counsel, Business Development and Corporate Secretary in 2016. Mr. Szekeres was promoted to Chief Legal, Business and Administrative Officer in 2019 and was promoted to Executive Vice President, Chief Operating Officer in October 2020. Mr. Szekeres has more than 20 years of legal and financial experience, primarily in the biotechnology industry. From 2014 to 2015, he served as General Counsel, Chief Business Officer, Principal Financial and Accounting Officer and Corporate Secretary at Regulus Therapeutics Inc. In that role, Mr. Szekeres oversaw the company’s business, financial and legal responsibilities as it developed into a clinical-stage corporation. From 2008 through its acquisition by Thermo Fisher Scientific, Inc. in 2014, he served as Head of Mergers and Acquisitions, Governance and Securities and

Assistant Corporate Secretary at Life Technologies Corporation. From 2001 to 2006, Mr. Szekeres served as Corporate Attorney at a number of law firms, including O’Melveny & Myers LLP and Latham & Watkins LLP. Prior to 2001, he served as Senior Associate in Investment Banking at Robertson Stephens. Mr. Szekeres is a member of the board of trustees for the Sanford Burnham Prebys Medical Institute. He received a B.A. degree from the University of California, Irvine and a J.D. degree from Duke University School of Law.

Lisa Peraza joined Heron as Senior Director, Controller in 2014. Ms. Peraza was promoted to Vice President, Controller in 2019 and promoted to Vice President, Chief Accounting Officer in October 2020. She has more than 20 years of finance and accounting experience, primarily in the biotechnology industry. From June 2008 to March 2014, Ms. Peraza held key finance and accounting positions at Ardea Biosciences, Inc., most recently serving as Executive Director, Controller. From June 2001 to May 2008, she held key accounting positions at La Jolla Pharmaceutical Company. Ms. Peraza began her career with KPMG LLP. She received a B.A. degree from the University of California, Santa Barbara and is licensed as a C.P.A. in the State of California.

There are no family relationships among any of our directors or executive officers.

Our other key employees and their ages and positions as of the Record Date are as follows:

Name	Age	Position	Key Employee Since
Thomas Ottoboni, Ph.D.	64	Chief Scientific Officer and Senior Vice President, Pharmaceutical and Translational Sciences	2012
Chris Storgard, M.D.	57	Chief Medical Officer	2018
Michael Mathews	60	Senior Vice President, Acute Care Franchise	2017
Sean Ristine	53	Senior Vice President, Human Resources	2015
Robert Sullivan	45	Senior Vice President, Oncology Care Franchise and Commercial Operations	2023
John Arthur, Ph.D.	57	Vice President, Manufacturing and Supply	2017
Laura Singer	54	Vice President, Quality Assurance	2022

Thomas Ottoboni, Ph.D. joined Heron as Vice President of Pharmaceutical Development in 2012. Dr. Ottoboni was promoted to Senior Vice President of Pharmaceutical and Preclinical Research and Development in 2014 and promoted to Chief Scientific Officer and Senior Vice President of Pharmaceutical and Translational Sciences in 2019. He has more than 20 years of drug development experience. From 2010 until 2011, Dr. Ottoboni was Vice President of Research and Development at Talima Therapeutics, Inc., where he worked on the development of a drug delivery implant to treat onychomycosis. From 1996 to 2008, he served as Executive Vice President of Strategy and Operations at POINT Biomedical Corp., where he developed several imaging and drug delivery systems. From 1994 through 1996, Dr. Ottoboni served as Manager of Systems Development and Drug Delivery Research for InSite Vision Inc., where he developed ophthalmic pharmaceutical delivery systems. He previously served as Director of Drug Delivery at Vitaphore Corp. Dr. Ottoboni is an inventor on more than 20 U.S. patents in organic and macromolecular chemistry. He received a B.S. degree in chemistry and a Ph.D. in organic chemistry from the University of California, Berkeley.

Chris Storgard, M.D. joined Heron as Senior Vice President, Clinical Development in 2018 and was promoted to Chief Medical Officer in 2019. Dr. Storgard has more than 25 years of experience in clinical research. From 2016 to 2018, he served as Chief Medical Officer at Fate Therapeutics. From 2013 to 2016, Dr. Storgard served as Vice President of Clinical Research and Development at Ardea Biosciences, Inc., leading the ZURAMPIC® global clinical program to successful U.S. and European regulatory approvals. He also held various senior leadership positions at Biogen-Idec Ltd. and Amgen Inc., leading biologic and small molecule development programs within inflammation and oncology. From 2001 to 2004, Dr. Storgard served as Senior Associate Consultant, Division of Rheumatology, and Assistant Professor and Member of the Molecular Medicine Program at the Mayo School of Medicine, Mayo Clinic in Minnesota. He received his B.S. degree in biology and his M.D. from the University of Saskatchewan. Dr. Storgard completed a fellowship in rheumatology at Scripps Clinic and Research Center, San Diego.

Michael Mathews joined Heron as Senior Vice President of the Acute Care Franchise in 2017. Mr. Mathews has more than 25 years of life sciences experience in sales and marketing. From 2015 to 2017, he served as the Vice President for Acute Care at Mallinckrodt Pharmaceuticals. From 2012 to 2014, Mr. Mathews served as Senior Vice President International at KCI, an Acelity L.P. Inc. company. He also held various leadership positions at Bayer AG, including Senior Vice President North America for Diabetes Care and Head of Hematology for the Specialty Medicine Division. He also led the sales and marketing efforts of Bayer Aspirin, both in the U.S. and globally. Mr. Mathews was a member of Bayer AG’s Global Leadership Circle, which consisted of the top 250 executives globally. He completed Stanford University’s graduate school executive program. He also holds an MBA from Thunderbird American School of International Management in international marketing, and a B.S. in international economics, finance and commerce from the Edmund A. Walsh School of Foreign Service at Georgetown University.

Sean Ristine joined Heron as Senior Director of Human Resources in 2014 and was promoted to Vice President of Human Resources in 2015 and to Senior Vice President in 2021. Mr. Ristine has more than 20 years of experience in human resources and business leadership. From 2009 to 2014, he held key Human Resources positions at Cadence Pharmaceuticals, Inc., most recently serving as Senior Director of Human Resources where he was instrumental in growing Cadence to a commercial-stage company with more than 200 employees located throughout the U.S. From 2004 to 2009, Mr. Ristine held Human Resources management roles of increasing responsibility at Kyocera Wireless Corp., including Director of Human Resources and Facilities. From 1995 to 2004, he held positions at Kyocera America, Inc., including Manager of Human Resources. Mr. Ristine received a B.S. degree in Business and Organization Behavior from Brigham Young University and an M.B.A. degree with an emphasis in Human Resource Management from San Diego State University.

Robert Sullivan joined Heron as Senior Director, Oncology Commercial Operations in 2017. He was promoted to Vice President, Contracting and Commercial Operations in 2020, then to Senior Vice President, Oncology Care Franchise and Commercial Operations in 2023. Mr. Sullivan has more than 20 years of experience serving in various leadership positions in Sales, Operations and Market Access with biotechnology companies and group purchasing organizations. From 2007 to 2017, Mr. Sullivan held various positions of increasing responsibility with the International Oncology Network (ION), a division of AmerisourceBergen. He received a B.S. degree in business administration, management from Towson University.

John Arthur, Ph.D. joined Heron as Vice President of Manufacturing and Supply in 2017. Dr. Arthur has more than 20 years of experience in pharmaceutical manufacturing. From 2013 to 2016, he was Vice President of Manufacturing and CMC at Mast Therapeutics, Inc., where he led all CMC activities for multiple Phase 2 and Phase 3 clinical programs. From 2012 to 2013, Dr. Arthur was Senior Director of Manufacturing at Auspex Pharmaceuticals, Inc. Prior to his role at Auspex, he held several positions of increasing responsibility at various biopharmaceutical companies, including Cadence Pharmaceuticals, Inc., Kanisa Pharmaceuticals, Inc., Salmedix, Inc., Prometheus Laboratories Inc., Maxim Pharmaceuticals, Inc. and Ionis Pharmaceuticals, Inc. Dr. Arthur received a B.S. in Biochemistry from Western Washington University, a Ph.D. in organic chemistry from the University of South Carolina, Columbia and conducted his postdoctoral research at Michigan State University.

Laura Singer joined Heron as Vice President of Quality Assurance in 2019 and has responsibility for global Quality & Compliance. She has more than 25 years of experience in the pharmaceutical and biotechnology industries, including rare disease and orphan drugs, specialty pharmaceuticals, medical devices and combination products. Ms. Singer was previously Vice President, Global Quality at Amicus Therapeutics, Inc., where she was responsible for Quality Assurance/Quality Control operations and systems and Global Quality strategy for small molecule and biologics programs. Previously, Ms. Singer held key Quality positions at both NPS Pharmaceuticals, Inc. (prior to its acquisition by Shire plc) and Meda Pharmaceuticals Inc., and contract manufacturing and operations roles at Bristol-Myers Squibb Company and DuPont Pharmaceuticals. Ms. Singer received a B.S. degree in Chemistry from St. Johns University, Flushing, New York.

CORPORATE GOVERNANCE

Our Board met 9 times during the year ended December 31, 2022. Each then-serving director attended 75% or more of the meetings of the Board and of each committee on which he or she served during 2022. We have a policy of encouraging all directors to attend the Annual Meeting; five of the seven then-serving directors attended the 2022 Annual Meeting of Stockholders.

Board Independence

On an annual basis, the Board reviews the independence of all directors in light of each director’s (or any family member’s, if applicable) affiliations with the Company and members of management, as well as significant holdings of the Company’s securities. The Board uses the definition of independence from The Nasdaq Stock Market (“Nasdaq”) listing standards to assess independence of our directors. Our Board has determined that all Board members, other than Mr. Collard, are “independent directors” as defined by Nasdaq rules. Mr. Collard was deemed not to be independent under Nasdaq Rules by virtue of his role as our Chief Executive Officer. Similarly, Dr. Quart, our former Chief Executive Officer and former Chairman of the Board, was not deemed to be independent under Nasdaq rules by virtue of his role as our former Chief Executive Officer.

The Board has a standing Audit Committee (the “Audit Committee”), Compensation Committee (the “Compensation Committee”), and Nominating and Governance Committee (the “Governance Committee”). The Board has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships, and that each member of the Audit Committee also meets the additional independence criteria set forth in Rule 10A-3(b)(1) under the Exchange Act.

In addition to the Board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by Nasdaq and the SEC, as no member of the Audit Committee accepts directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation, or otherwise has an affiliate relationship with the Company. Similarly, the members of the Compensation Committee each qualify as independent under Nasdaq standards. Under these standards, the Board considered that none of the members of the Compensation Committee accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation, and that none have any affiliate relationships with the Company or other relationships that would impair the director’s judgment as a member of the Compensation Committee.

Board Committees

Audit Committee. The Audit Committee is composed of three directors: Messrs. Johnson and Kotler and Ms. Rodriguez. Mr. Johnson serves as the Chair of the Audit Committee. The Audit Committee is responsible for appointing, overseeing and replacing, if necessary, our independent registered public accounting firm and for evaluating its work. The Audit Committee also assists the Board in overseeing the integrity of our financial statements and accounting and financial reporting processes, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of the Company’s independent registered public accounting firm and internal audit function. During 2022, the Audit Committee received written disclosures from and communicated with the independent registered public accounting firm; met with management and the independent registered public accounting firm to discuss our financial statements; met with the independent registered public accounting firm to discuss matters that may affect our financial statements; approved related-party transactions, if any; provided oversight of risk management, including oversight of cybersecurity risks and risks related to environmental, social and governance matters; and approved professional services provided to us by the independent public accountants. The Audit Committee, together with the Board, was also responsible for reviewing our plans for providing appropriate financial resources to sustain our operations, including review of our strategic corporate plan and annual operating budget. The Board has determined that, during 2022, each then-serving member of the Audit Committee satisfied applicable independence standards promulgated by Nasdaq and the SEC, and the Board has determined that Mr. Johnson qualifies as an “audit committee financial expert” (as the SEC has defined such term in Item 407 of Regulation S-K). We have adopted an Audit Committee charter, which is available at www.herontx.com. The Audit Committee met four times during the year ended December 31, 2022.

Compensation Committee. The Compensation Committee is composed of three directors: Messrs. Kotler and Waage and Ms. Rodriguez. Mr. Kotler serves as the Chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the Company’s compensation philosophy generally and advising the Board regarding the compensation of the Board, the Chief Executive Officer, and the other executive officers of the Company. The Compensation Committee seeks to align our compensation practices with sound fiscal policy and enable the Company to attract and motivate qualified and highly skilled personnel, and is responsible for overseeing the Company’s management resources, succession planning, and management development activities. The Compensation Committee oversees the assessment of the risks related to the Company’s compensation policies and programs applicable to officers and employees, and regularly reports to the Board on the results of this assessment. In 2022, the Compensation Committee administered our benefit and equity incentive plans, and made recommendations to the Board regarding the review and administration of all compensation arrangements for executive officers (including the Chief Executive Officer) and the review and establishment of general policies relating to the compensation and benefits of our officers and employees for the year ended December 31, 2022. The Compensation Committee also reviewed and approved corporate goals for our executive officers and evaluated their performance in light of these goals, and reviewed and made recommendations to the Board regarding the compensation paid to the non-employee directors. Subject to applicable laws, the Compensation Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Compensation Committee confers. The Board has determined that, during 2022, each then-serving member of the Compensation Committee satisfied applicable independence standards promulgated by Nasdaq and the SEC. We have adopted a Compensation Committee charter, which is available at www.herontx.com. The Compensation Committee met 5 times during the year ended December 31, 2022.

Governance Committee. The Nominating and Corporate Governance Committee is composed of three directors: Mr. Waage, Dr. Dissanaike and Mr. Morgan. Mr. Waage serves as the Chair of the Governance Committee. The Governance Committee is responsible for setting a process for identifying and evaluating nominees, assessing the qualifications, contributions and independence of incumbent directors, and recommending a slate of director nominees to be proposed by the Board to the stockholders (or any director nominees to be elected by the Board to fill interim vacancies), consistent with the criteria approved by the Board. The Governance Committee also is responsible for establishing and maintaining a policy under which the Company’s stockholders may recommend a candidate to the Governance Committee for consideration for nomination as a director. Procedures for the consideration of director nominees recommended by stockholders are set forth below. In addition, the Governance Committee is responsible for overseeing succession planning for the Board and key leadership roles on the Board and its committees, as well as recommending directors for membership on Board committees. The Governance Committee also is responsible for reviewing and recommending updates to our Code of Ethics and Business Conduct as well as any written corporate governance guidelines. The Board has determined that, during 2022, all members of the Governance Committee satisfied applicable Nasdaq independence standards. We have adopted a Governance Committee charter, which is available at www.herontx.com. The Governance Committee met once during the year ended December 31, 2022.

Board Leadership Structure

Our bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer to reflect the Company’s evolving needs and strategy, changes in our Board’s composition and leadership needs, as well as other factors, including the views of our stockholders and other stakeholders. Mr. Collard serves as our Chief Executive Officer, while Mr. Morgan serves as our Chairman of the Board. Our Board regularly reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. Our Board has concluded that balance and varying experience and judgment are added to the leadership of the Board by having these two positions filled by different persons.

Director Nomination

Criteria for Board Membership

The Governance Committee is responsible for assessing the appropriate balance of experience, skills and other characteristics required of our directors. Nominees for director are selected based on their experience, knowledge, integrity, understanding of our business environment, specific skills and perspectives they may possess that are helpful to the Company and the willingness to devote adequate time to Board duties. The Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Board. In selecting candidates to recommend to the Board for appointment or re-election to the Board, the Governance Committee considers the current composition of the Board and the attributes and capabilities of the current directors in order to achieve appropriate balance of experience, skills and other characteristics. The Governance Committee also considers potential independence under the rules of Nasdaq, with the additional objective that at least one director qualifies as an “audit committee financial expert” under the rules of the SEC. When evaluating a candidate for our Board, the Governance Committee does not assign specific weight to any of these factors, nor does the Governance Committee believe that all of the criteria must necessarily apply to every candidate. At minimum, a director’s qualifications and attributes, in light of the above-mentioned criteria, are considered each time the director is nominated or re-nominated for Board membership.

Board Diversity

While we do not have a formal written policy regarding diversity in identifying director candidates, the Company believes that a Board comprising directors with diverse backgrounds, experiences, skills and perspectives contributes to overall Board effectiveness and improves Board decision making. The Governance Committee is committed to continuing to enhance the Board’s diversity by identifying potential director candidates with varied attributes and perspectives. Accordingly, the Governance Committee actively considers diversity in its development of the pool from which it identifies qualified director candidates who possess the experience and skills desired for our Board. The Governance Committee looks to incorporate diversity into the Board across a broad spectrum of factors, including race, ethnicity, gender, sexuality or membership in another underrepresented community, as well as skills, experiences, specific operational experience and viewpoints, all with a view to identify candidates that can assist the Board with the performance of is governance and oversight role, in light of the Company’s strategy and evolving needs. The Governance Committee believes that our current Board reflects a diverse mix of directors on a number of these factors. The Governance Committee evaluates the diversity of the Board as part of the annual nomination process and assesses the effectiveness of its approach to Board diversity as part of the Board and committee evaluation process.

Board Diversity Matrix (as of April 20, 2023)
Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
Asian	1	-
Hispanic or Latinx	1	-
White	-	5

Stockholder Recommendations

It is the Governance Committee’s policy, as described below, to consider written recommendations from stockholders for nominees for director. The Governance Committee considers persons recommended by our stockholders in the same manner as a nominee recommended by our Board members, management or a third-party executive search firm. Any such recommendations should be submitted to the Governance Committee, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected); (ii) the names and addresses of the stockholders making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholders; and (iii) appropriate biographical information and a statement as to the qualification of the nominee. Stockholders seeking to recommend a prospective nominee should follow the instructions under the heading “Communications with Directors” below. The Board did not receive any stockholder recommendations during the year ended December 31, 2022.

Process for Identifying and Evaluating Nominees

The Board believes we are well served by our current directors who provide the Board with experience, skills and characteristics that the Board has determined meet its requirements with respect to experience, knowledge, integrity, understanding of our business environment, specific skills that are helpful to the Company and the willingness to devote adequate time to Board duties. The Board, following the recommendation of our Governance Committee, determined that the seven director nominees, four of whom were elected at our 2022 Annual Meeting of Stockholders and three of whom were appointed by the Board in February 2023 pursuant to the Cooperation Agreement, are best-suited to continue to serve our needs, given our Company’s current anticipated activities.

Oversight of Risk Management

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic, operational and commercial risks and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken, and highlighting any new risks that may have arisen since they last met. The Board manages exposure risks within various areas including: (i) risks relating to our employment policies, executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting and appropriately conservative investment practices; (iii) risks associated with the independence of the Board and potential conflicts of interest; (iv) commercial risks; (v) cybersecurity risks; and (vi) risks related to environmental, social and governance matters. The Audit Committee reviews policies with respect to risk assessment and risk management and reviews with the Company’s Chief Operating Officer, who would also consult with outside counsel as appropriate, any legal matter that could have a significant impact on the Company’s financial statements. The Audit Committee also reviews policies with respect to the Company’s major financial, compliance, information technology and cybersecurity risk exposures and the steps management has undertaken to control them and makes related recommendations to the Board.

Clawback Policy

To further discourage inappropriate or excessive risk-taking, the Compensation Committee has adopted a recoupment policy applicable to our named executive officers. Under the policy, in the event of a material restatement of our consolidated financial statements, the Compensation Committee may, to the extent permitted by law and to the extent it determines that it is in our best interests to do so, in addition to all other remedies available to us, require reimbursement or payment of the portion of any incentive compensation, including any equity compensation, paid or awarded to a named executive officer whose misconduct contributed to the reason for the restatement within the three year period prior to the date such material restatement is first publicly disclosed that would have been materially lower if determined using the restated financial results.

Hedging Policy

We maintain an Insider Trading and Trading Window Policy that, among other things, prohibits our officers, including our named executive officers, directors and employees from engaging in short sales, hedging, and transactions in derivative securities relating to our common stock. Our Insider Trading and Trading Window Policy permits our officers, including our named executive officers, directors and employees to pledge our securities as collateral and use our securities as collateral in a margin account.

COMMUNICATIONS WITH DIRECTORS

Stockholders and other interested parties who wish to communicate with any director or committee of our Board may do so using the procedures detailed in the Corporate Governance section of the Investor Resources page on our website at www.herontx.com.

CODE OF ETHICS AND BUSINESS CONDUCT

We have adopted a Code of Ethics and Business Conduct that applies to our Principal Executive Officer, Principal Financial and Accounting Officer and to all of our other officers, directors and employees. The Code of Ethics and Business Conduct is available in the Corporate Governance section of the Investor Resources page on our website at www.herontx.com. We intend to disclose future waivers or material amendments to certain provisions of our Code of Ethics and Business Conduct on the above-referenced website within four business days following the date of such waiver or amendment. To the extent permissible under Nasdaq rules, if we make any amendments to the Code of Ethics and Business Conduct or grant any waiver, including implicit waiver, from a provision of the Code of Ethics and Business Conduct to a director or executive officer, we intend to disclose the nature of such amendment or waiver in the manner set forth in the Code of Ethics and Business Conduct on our website.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding beneficial ownership of our common stock by: (i) each person known to us to own more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all current directors and Named Executive Officers, as a group. The number of shares reported in the table below is as of the Record Date, except as otherwise noted below, and is based on filings with the SEC or other information of which we are aware. The information in this table is based solely on statements in filings with the SEC or other reliable information included in the Company’s records. Unless otherwise indicated, the address of each of the named individuals is c/o Heron Therapeutics, Inc., 4242 Campus Point Court, Suite 200, San Diego, California 92121. The percentage of ownership is based on 119,279,998 shares of common stock issued and outstanding as of the Record Date. Beneficial ownership of shares is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the shares. Shares of common stock subject to outstanding options and warrants and shares of common stock underlying convertible notes that are exercisable or convertible, as the case may be, within 60 days of the Record Date are deemed outstanding for computing the percentage of ownership of the person holding such options, restricted stock units, warrants or convertible notes, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

Name	Number of Shares	Percent of Class
Greater than 5% Holders(1)
Deep Track Capital, LP(2)	12,232,267	10.26%
200 Greenwich Ave, 3rd Floor Greenwich, CT 06830
Franklin Resources, Inc.(3)	11,867,780	9.95%
One Franklin Parkway San Mateo, CA 94403
Rubric Capital Management LP(4)	11,750,000	9.85%
One Lincoln Street Boston, MA 02111
BlackRock, Inc.(5)	9,650,709	8.09%
East 52nd Street New York, NY 10055
Baker Bros. Advisors LP(6)	8,131,678	6.82%
860 Washington Street, 3rd Floor New York, NY 10014
Vanguard Group Inc. (7)	7,806,285	6.54%
100 Vanguard Blvd. Malvern, PA 19355
JPMorgan Chase & Co.(8)	6,753,629	5.66%
383 Madison Avenue New York, NY 10017
Great Point Partners, LLC (9)	6,360,161	5.33%
165 Mason Street, 3rd Floor Greenwich, CT 06830

Named Executive Officers and Directors
Craig Collard(10)	Chief Executive Officer	2,367	*
Sharmila Dissanaike, M.D.(11)	Director	87,904	*
Craig Johnson(12)	Director	297,275	*
Kevin Kotler(13)	Director	556,572	*
Adam Morgan(14)	Chairman of the Board	4,516,572	3.79%
Susan Rodriguez(15)	Director	87,904	*
Christian Waage(16)	Director	186,410	*
Kimberly Manhard(17)	Executive Vice President, Drug Development	895,192	*
David Szekeres(18)	Executive Vice President, Chief Operating Officer	828,305	*
Barry Quart, Pharm.D.(19)	Former Chief Executive Officer and Chairman of the Board	251,687	*
Current Executive Officers and Directors as a group (9 persons)(20)		7,458,501	6.24%

* Indicates ownership of less than one percent.

(1)
As applicable, the number of shares of common stock listed as owned by a beneficial holder relies on public filings by such beneficial holder and the number of shares of common stock reported as beneficially owned.
(2)
Based on information set forth in a Schedule 13G filed with the SEC on August 19, 2022 by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin reporting beneficial ownership of 12,232,267 shares of common stock. The Schedule 13G indicates that shares of common stock deemed beneficially owned by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin include pre-funded warrants eligible for conversion to shares of common stock. The Schedule 13G indicates that Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin each have shared voting and dispositive power with respect to 12,232,267 shares of common stock.
(3)
Based on information set forth in a Schedule 13G/A filed with the SEC on January 31, 2023 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. reporting beneficial ownership of 11,867,780. The Schedule 13G/A indicates that Franklin Advisers, Inc. has sole voting power with respect to 11,782,214 shares of common stock and sole dispositive power with respect to 11,783,314 shares of common stock, that Fiduciary Trust Company International has sole voting and dispositive power with respect to 44,330 shares of common stock.
(4)
Based on information set forth in a Schedule 13D/A filed with the SEC on February 22, 2023 by Rubric Capital Management LP and David Rosen. Mr. Rosen is the Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital Management LP. The Schedule 13D/A indicates that Rubric Capital Management LP and David Rosen have shared voting and dispositive power with respect to 11,750,000 shares of common stock.
(5)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 3, 2023 by BlackRock, Inc. reporting beneficial ownership of 9,650,709. The Schedule 13G/A indicates that BlackRock, Inc. has sole voting power with respect to 9,203,336 shares of common stock and sole dispositive power with respect to 9,650,709 shares of common stock.
(6)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2022 by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker, and Julian C. Baker (collectively, “Baker Bros”), each reporting beneficial ownership of 8,131,678 shares of common stock. The Schedule 13G/A indicates that the shares of common stock deemed beneficially owned by the Baker Bros represents (i) 681,619 shares of common stock consisting of (a) shares of common stock directly held by 667, L.P. and (b) shares of common stock that may be acquired by 667, L.P. upon the conversion of the Company’s 1.5% senior unsecured convertible notes and (ii) 7,450,059 shares of common stock consisting of (a) shares of common stock directly held by Baker Brothers Life Sciences, L.P. and (b) shares of common stock that may be acquired by Baker Brothers Life Sciences, L.P. upon the conversion of the Company’s 1.5% senior unsecured convertible notes. The Schedule 13G/A indicates each of Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker, and Julian C. Baker has sole voting and dispositive power with respect to 8,131,678 shares of common stock.
(7)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2023 by Vanguard Group Inc. reporting beneficial ownership of 7,806,285 shares of common stock. The Schedule 13G/A indicates that Vanguard Group has shared voting power with respect to 169,677 shares of common stock, sole dispositive power with respect to 7,533,009 shares of common stock and shared dispositive power with respect to 253,276 shares of common stock.
(8)
Based on information set forth in a Schedule 13G/A filed with the SEC on January 23, 2023 by JPMorgan Chase & Co. reporting beneficial ownership of 6,753,629 shares of common stock. The Schedule 13G/A indicates that JPMorgan Chase & Co. has sole voting power with respect to 5,953,106 shares of common stock and sole dispositive power with respect to 6,753,629 shares of common stock.
(9)
Based on information set forth in a Schedule 13G filed with the SEC on April 13, 2023 by Great Point Partners, LLC (“Great Point”), Jeffrey R. Jay, M.D., and Ortav Yehudai. Great Point is an investment manager and by virtue of such status may be deemed to be the beneficial owner of shares of common stock. Each of Dr. Jay, as Senior Managing Member of Great Point, and Mr. Yehudai, as Managing Director of Great Point, has voting and investment power with respect to such shares of common stock, and therefore may be deemed to be the beneficial owner of such shares of common stock. The Schedule 13G indicates each of Great Point, Dr. Jay, and Mr. Yehudai each has shared voting and dispositive power with respect to 6,360,161 shares of common stock.
(1)
Consists of 2,367 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date.
(2)
Consists of 12,796 shares of common stock and 75,108 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(3)
Consists of 13,292 shares of common stock and 283,983 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(4)
Consists of 540,000 shares of common stock, 2,367 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date and 14,205 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(5)
Consists of 4,500,000 shares of common stock, 2,367 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date and 14,205 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(6)
Consists of 12,796 shares of common stock and 75,108 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(7)
Consists of 13,652 shares of common stock and 172,758 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(8)
Consists of 23,933 shares of common stock, 5,814 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date and 865,445 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(9)
Consists of 26,150 shares of common stock, 5,814 shares of common stock underlying restricted stock units vesting within 60 days of April 18 2023 and 796,341 shares of common stock underlying stock options exercisable within 60 days of the Record Date.
(10)
Consists of 177,989 shares of common stock, 73,698 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date. Dr. Quart ceased to serve as our Chief Executive Officer, Chairman of the Board, and as a director as of April 3, 2023.
(11)
Consists of 5,142,619 shares of common stock, 18,729 shares of common stock underlying restricted stock units vesting within 60 days of the Record Date and 2,297,153 shares of common stock underlying stock options exercisable within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policies

Pursuant to our Code of Ethics and Business Conduct, our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interest, such as related person transactions, to the Chairman of the Board. Additionally, the Audit Committee is responsible for review and approval of all related person transactions in which any officer, director or stockholder has a direct or indirect interest and would be required to be disclosed under Items 404(a) and 404(d) of Regulation S-K, and has written policies and procedures for reviewing, approving or ratifying any transaction required to be reported under Items 404(a) and 404(d) of Regulation S-K. In reviewing related person transactions, the Audit Committee evaluates any transaction in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which the “related person” (as defined in Item 404(a) of Regulation S-K) had, or will have, a direct or indirect material interest. The Audit Committee also will consider whether the proposed terms are at least as favorable to the Company as could be obtained from unaffiliated third parties and will confirm that there is a bona fide business purpose for the transaction. There were no related person transactions since the beginning of the Company’s last two completed fiscal years that require disclosure under Item 404 of Regulation S-K.

EXECUTIVE COMPENSATION

Overview

The following information describes the material elements of compensation earned in 2022 by each of the executive officers identified in the Summary Compensation Table below, who are referred to collectively as our “Named Executive Officers.” Our Named Executive Officers with respect to 2022 were:

•
Barry Quart, Pharm.D., former Chief Executive Officer and former Chairman of the Board;
•
Kimberly Manhard, Executive Vice President, Drug Development; and
•
David Szekeres, Executive Vice President, Chief Operating Officer.

These persons constituted our principal executive officer and our next two most highly compensated executive officers, all serving during 2022. The 2022 compensation information provided below includes payments that were made in 2023 when such payments related to performance in 2022.

We are a commercial-stage biotechnology company focused on improving the lives of patients by developing and commercializing therapeutic innovations that improve medical care. Our advanced science, patented technologies, and innovative approach to drug discovery and development have allowed us to create and commercialize a portfolio of products that aim to advance the standard of care for acute care and oncology patients.

Key highlights of the Company’s 2022 achievements and success include preparation and submission of a supplemental New Drug Application (“NDA”) with the U.S. Food and Drug Administration (“FDA”) to expand the indication statement for ZYNRELEF®; obtaining FDA approval of the NDA for APONVIETM, which is indicated for the prevention of postoperative nausea and vomiting; completion of conversion to larger scale manufacturing of both ZYNRELEF and CINVANTI®; and achievement of $107M in net product sales. These achievements and others expanded the opportunity for future growth and long-term success.

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Barry Quart, Pharm.D.(4)	2022	$736,000	$—	$—	$386,400	$23,304	$1,145,704
Former Chief Executive Officer	2021	$700,000	$2,061,649	$2,268,479	$392,000	$8,700	$5,430,828

Kimberly Manhard	2022	$545,834	$441,456	$235,482	$204,688	$19,647	$1,447,107
Executive Vice President, Drug Development	2021	$514,937	$583,626	$535,147	$205,975	$18,893	$1,858,578

David Szekeres	2022	$533,013	$441,456	$235,482	$199,880	$19,400	$1,429,231
Executive Vice President, Chief Commercial Officer	2021	$494,400	$583,626	$535,147	$197,760	$18,498	$1,829,431

(1) This column represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718 for stock awards and options granted to the Named Executive Officers in 2022 and 2021. The assumptions used in calculating the fair value of the stock awards and options can be found under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts reflect the grant date fair value for these stock awards and options and do not necessarily correspond to the actual value that will be realized by the Named Executive Officers. The grant date fair value of the equity awards granted in 2022, as reflected under “Stock Awards” and “Option Awards,” represents a special retention grant. For additional information on stock awards and options granted to the Named Executive Officers in 2022 and in prior years, see below under “Outstanding Equity Awards at Fiscal Year-End.”

(2) The amounts listed represent cash awards earned for the year under the Company’s annual cash incentive bonus program. For additional information regarding the annual cash incentive bonus program, see below under “Executive Compensation-Compensation Elements-Annual Cash Incentive Bonus.”

(3) “All Other Compensation” listed for 2022 consist of our matching contributions on behalf of the named individual to our 401(k) Plan and a cash out of accrued vacation.

(4) Dr. Quart ceased to serve as our Chief Executive Officer, Chairman of the Board, and as a director as of April 3, 2023.

Narrative to Summary Compensation Table

Compensation Philosophy and Objectives

We designed our executive compensation program to reward our executive officers, including our Named Executive Officers, at a level consistent with our overall company performance and to provide remuneration sufficient to attract, retain, and motivate them to exert their best efforts.

Our corporate compensation philosophy targets annual base salary, annual incentive bonus target, and equity awards at or near the 50th percentile of the market when compared to executives with similar roles at similar organizations.

In implementing the foregoing objectives, our executive compensation program is based on three primary components: (i) base salary; (ii) annual cash incentive bonuses; and (iii) equity-based compensation. The Compensation Committee believes that compensation in the form of base salary, an annual cash incentive bonus, and short term incentive equity awards provides our Named Executive Officers with short-term rewards for success in operational performance and meeting established goals and business responsibilities, while compensation through long term incentive equity awards aligns the objectives of our management team with those of our stockholders with respect to long-term performance and success. In addition, our Named Executive Officers receive benefits that are generally available to all our employees.

Roles in Determining Compensation

Compensation Committee

For 2022, the Compensation Committee reviewed the appropriateness of the target total compensation of our Named Executive Officers. The Compensation Committee engaged in this evaluation while also considering market and industry practices, and whether the compensation program was achieving its objectives consistent with our compensation philosophy. The Compensation Committee oversaw and approved all compensation arrangements and actions for our Named Executive Officers and other key employees in 2022. While the Compensation Committee drew on a number of resources, including input from the Chairman and Chief Executive Officer, to make decisions regarding the Company’s executive compensation program, ultimate decision-making authority rested with the Compensation Committee.

Compensation Consultant

In 2022, the Compensation Committee engaged the services of Compensia, Inc. (“Compensia”), a national independent compensation advisory firm that has extensive experience with biotechnology companies and specializes in executive compensation. The directive for Compensia was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design and review and analysis of competitive market data with respect to the Company’s peers in the industry. The Compensation Committee has the final authority to engage and terminate services for consultants it may utilize. The decision to engage Compensia was not made or recommended by our management, and Compensia did not provide any services to us outside of its services to the Compensation Committee. The Compensation Committee, after a review of the factors set forth in Section 10C(b)(2) of the Exchange Act and Rule 10C-1(b)(4) under the Exchange Act, has determined that the work performed by Compensia did not present any conflicts of interest.

Former Chief Executive Officer and Former Chairman of the Board

In 2022, our former Chief Executive Officer and former Chairman of the Board attended Compensation Committee meetings at which executive compensation (other than his compensation) was discussed, and he worked with the Compensation Committee to develop compensation recommendations for the Named Executive Officers (apart from himself), based on individual experience and breadth of knowledge, internal considerations, individual performance during the relevant year and other factors deemed relevant by the Compensation Committee. The former Chief Executive Officer’s and Chairman of the Board’s input was one of the factors considered by the Compensation Committee in determining overall compensation for the other Named Executive Officers and other key employees. The Compensation Committee used Compensia’s analysis to formulate compensation recommendations for the former Chief Executive Officer and former Chairman of the Board, and discussions regarding his compensation were held by the Compensation Committee in an executive session.

Competitive Market Review

In 2022, the Compensation Committee retained Compensia to assist with identifying a group of peer companies within the biotechnology/biopharmaceutical industry with similar identified characteristics to our Company to be used to assess compensation levels for the top senior management positions and non-employee directors. Compensia was significantly involved in the process of selecting an appropriate peer group for our Company and in collecting and analyzing compensation data of the companies within our peer group. The information regarding the compensation practices at other companies is useful in at least two respects. First, to assess the competitiveness of our compensation policies and practices in the marketplace, and secondly, to assess the reasonableness and appropriateness of individual executive compensation elements and of our overall executive compensation packages. This information is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our Named Executive Officers. In addition, for executive positions, which may not be reported as Named Executive Officers, the Compensation Committee reviewed other broader market surveys within our industry.

In developing the peer group for 2022, the criteria that were used to identify the peer companies were market capitalization (ranging from $235 million to $1.3 billion) and current stage of product development or business activity (at the commercial stage). The 18 companies in the peer group for 2022 are listed below.

Aerie Pharmaceuticals, Inc.	G1 Therapeutics, Inc.
Albireo Pharma, Inc.	Intercept Pharmaceuticals, Inc.
ANI Pharmaceuticals, Inc.	Karyopharm Therapeutics, Inc.
Coherus BioSciences, Inc.	Ocular Therapeutix, Inc.
Collegium Pharmaceutical, Inc.	OptiNose, Inc.
Deciphera Pharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.
Eagle Pharmaceuticals, Inc.	Vanda Pharmaceuticals Inc.
Esperion Therapeutics, Inc.	Vericel Corporation
EyePoint Pharmaceuticals, Inc.	Xeris Biopharma Holdings, Inc.

Compensation Elements

Base Salary

Named Executive Officer base salaries are based on job responsibilities, accountability and the experience of the individual. Through review of the data and analysis provided by Compensia, the Compensation Committee determined that base salaries for the Named Executive Officers appeared to be generally aligned with our compensation philosophy as described above.

Base salary levels are typically considered annually as part of our performance review process, as well as on promotion or other change in job responsibilities. Merit increases are awarded based on the Compensation Committee’s overall review of a Named Executive Officer’s performance of his or her job responsibilities and desired position in the market range. The Board approved the following base salary increases for 2022 based on performance during 2021:

Executive	Principal Position	2022 Base Salary	Base Salary Increase %	Adjusted Salary For 2023
Barry Quart, Pharm.D.	Former Chief Executive Officer	$736,000	3.0%	$758,080
Kimberly Manhard	Executive Vice President, Drug Development	$545,834	3.5%	$564,938
David Szekeres	Executive Vice President, Chief Operating Officer	$533,013	3.5%	$551,669

Annual Cash Incentive Bonus

The Compensation Committee reviewed the target annual cash incentive bonus payouts for the Named Executive Officers based on peer group and broader industry and market survey data. The target annual incentive bonus amount is based on the Named Executive Officer’s level of accountability and potential impact on the Company’s performance and market data.

In determining the annual cash incentive bonus payout for executives, the Named Executive Officer’s annual base salary is multiplied by his or her target bonus percentage. For Dr. Quart, Ms. Manhard and Mr. Szekeres, each of whose bonus is weighted solely on corporate goal achievement, the resulting amount is then multiplied by the corporate performance percentage approved by the Compensation Committee or the Board, which is based on the achievement of corporate performance goals.

For annual cash incentive bonuses to our Named Executive Officers, a minimum overall goal achievement of greater than or equal to 50% is required for any performance-based cash bonus to be earned. The target annual cash incentive bonus can be earned if a goal achievement of 100% is obtained; for extraordinary performance in corporate goal achievement, up to 150% of the target annual cash incentive bonus for that goal may be awarded. Accordingly, for each Named Executive Officer in 2022, there was the potential to receive up to 150% of his or her overall target annual cash incentive bonus payout. The Compensation Committee retains sole discretion to modify our target corporate performance goals at any time, including the methodology for calculating the specific bonus amounts. The Compensation Committee may also, in its sole discretion, determine to either increase annual cash incentive bonus payouts for extraordinary achievement or to reduce payouts if economic and business conditions warrant. For the 2022 cash incentive bonuses, the Compensation Committee did not modify any goals or individual bonus payouts.

Our corporate goals are collectively designed to emphasize success with respect to our diverse business efforts and encourage our Named Executive Officers to support each goal as a multi-disciplinary function. For 2022, our corporate goals were a combination of the following: (1) obtaining approval for the NDA with the FDA for APONVIE; (2) meeting certain commercial sales targets for all Company products; (3) completing conversion to larger scale manufacturing of both ZYNRELEF and CINVANTI; (4) submitting the supplemental NDA to expand the indication for ZYNRELEF; (5) achieving certain drug development milestones; and (6) financial goals, including adhering to an on-target budget. The Compensation Committee’s analysis of the level of achievement for each goal was subjective and the goals were considered in the aggregate, without a formulaic evaluation. In the aggregate, the Compensation Committee determined that overall, the corporate performance goals had been achieved at a level of 75%. Corresponding payouts are noted in the table below.

Executive	Principal Position	2022 Base Salary	2022 Target	2022 Corporate Performance Achievement	2022 Annual Cash Incentive Bonus
Barry Quart, Pharm.D.	Former Chief Executive Officer	$736,000	70%	75%	$386,400
Kimberly Manhard	Executive Vice President, Drug Development	$545,834	50%	75%	$204,688
David Szekeres	Executive Vice President, Chief Operating Officer	$533,013	50%	75%	$199,880

Equity-Based Compensation

Our equity-based compensation program is designed to promote high performance and achievement of corporate goals by employees on a long-term basis, encourage the growth of stockholder value and allow employees to participate in the long-term success of the Company. Under the Amended and Restated 2007 Equity Incentive Plan, the Board (or a committee thereof, including the Compensation Committee) may grant stock options, shares of stock, restricted stock units, stock appreciation rights and performance awards. In granting these equity awards, the Board (or a committee thereof, including the Compensation Committee) may establish any conditions or restrictions it deems appropriate.

Equity award levels are based on grant guidelines approved by the Board or the Compensation Committee. Annual equity awards to Named Executive Officers are typically made as part of the annual review of Named Executive Officer performance, which typically occurs around the end of each calendar year. Newly hired or promoted executives receive their equity awards on their respective dates of hire or promotion. For 2022, the Compensation Committee did not award annual grants to our Named Executive Officers, including the Chairman and Chief Executive Officer, but did provide a special one-time retention equity award for them in July 2022 valued at approximately one half of the 50th percentile of long-term incentive awards to executives with similar roles at similar organizations, based on a review of competitive market data. These awards are further described in the next paragraph. The grant of equity awards by the Company is unrelated to any anticipated major announcements made by the Company and is not influenced by any material, non-public information that may exist at the time of grant.

In June 2022, the Company implemented a corporate restructuring and cost reduction plan to address the current market dynamics and position the Company for long-term sustainability (the “Restructuring”). The Restructuring resulted in a reduction of the total Company employee base by approximately 34%, and also included reductions and reallocations in overall sales, general and administrative expenses, as well as savings related to reduced external spend. These reductions and reallocations required the remaining employees, including executives, to accomplish critical business objectives with limited human and financial resources. In July 2022, the Compensation Committee considered several factors relating to the Restructuring, including, for example, the resulting increased employee uncertainty about job security causing lower employee morale and the need to retain certain personnel and skillsets required to achieve the Company’s current and future business objectives. In light of these factors, the Compensation Committee considered how to bolster employee retention and determined that the minimal economic value of the unvested equity holdings of employees and certain Named Executive Officers might not satisfy our retention objective of keeping critical employees, including members of our management team, engaged in achieving important business objectives, or provide both the short-term and long-term incentive for them to do so. As a result of that assessment, the Compensation Committee awarded a one-time special retention grant for most employees. For our most senior executives, including Ms. Manhard and Mr. Szekeres, the retention grant was provided in the form of time-based stock options and Performance Stock Units (“PSUs”) with both performance-based and time-based vesting. The time-based stock option awards granted to Ms. Manhard and Mr. Szekeres vest quarterly over two years. The PSU grants were weighted for each individual, based on that individual’s degree of responsibility for each goal, and a specific number of PSU shares were to be earned upon successful completion of each short-term goal in the specified timeframe, and to vest one year after the date of grant. The performance vesting is based on the achievement of the following milestones for each of Ms. Manhard and Mr. Szekeres as follows:

Executive	PSU Goal	Weighting	Result
Kimberly Manhard	FDA approval of the NDA for APONVIE by September 17, 2022	45%	Achieved
	Submission of the supplemental NDA for the expanded indication of ZYNRELEF	45%	Achieved
	Completion of certain business development activities	10%	Not Achieved
David Szekeres	Completion of certain business development activities	50%	Not Achieved
	Achievement of ZYNRELEF net product sales target	20%	Not Achieved
	Achievement of CINV net product sales target	20%	Achieved
	FDA approval of the NDA for APONVIE by September 17, 2022	10%	Achieved

No such special retention grant was awarded to Dr. Quart. Aside from these retention grants, there were no annual or other equity grants given to any Named Executive Officers in 2022. We used peer-group data and survey data for similarly situated companies in our industry to help set the appropriate value of our Named Executive Officer grants using the Black-Scholes option pricing model for stock option grants. The Compensation Committee-approved equity grants were as follows:

Executive	Principal Position	Restricted Stock Unit Award	Grant Date Fair Value	Option Award	Grant Date Fair Value
Barry Quart, Pharm.D.	Former Chief Executive Officer	—	$—	—	$—
Kimberly Manhard	Executive Vice President, Drug Development	165,961	$441,456	165,961	$235,482
David Szekeres	Executive Vice President, Chief Operating Officer	165,961	$441,456	165,961	$235,482

(1) Performance stock units vest upon achievement of certain corporate performance goals and time-based vesting. The PSUs will vest in full, if the performance goals have been achieved, on the first anniversary of the grant date subject to continued employment through such date. In January 2023, the Compensation Committee determined that certain PSU performance goals had been achieved and only the time-based vesting remained. Assuming continued employment through July 25, 2023, Kimberly Manhard will receive 149,365 shares of the Company's common stock and David Szekeres will receive 49,788 shares of the Company's common stock.

Outstanding Equity Awards at Fiscal Year End

The following tables set forth certain information regarding outstanding equity awards granted to our Named Executive Officers that remain outstanding as of December 31, 2022:

Stock Options

	Option Awards
	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)	Unexercisable (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date

Barry Quart, Pharm.D.	710,601	—		$7.20	05/01/2013	05/01/2023
	136,666	—		$9.00	01/03/2014	01/03/2024
	250,000	—		$9.05	12/12/2014	12/12/2024
	250,000	—		$29.41	12/22/2015	12/22/2025
	310,000	—		$13.00	12/21/2016	12/21/2026
	310,000	—		$17.00	12/18/2017	12/18/2027
	300,000	—		$24.97	12/15/2018	12/15/2028
	243,750	81,250	(1)	$25.02	12/19/2019	12/19/2029
	189,583	160,417	(1)	$15.72	10/13/2020	10/13/2030
	150,471	240,363	(2)	$10.55	10/13/2021	10/13/2031

Kimberly Manhard	1,584	—		$29.41	12/22/2015	12/22/2025
	300,000	—		$20.69	01/28/2016	01/28/2026
	48,416	—		$13.00	12/21/2016	12/21/2026
	120,000	—		$17.00	12/18/2017	12/18/2027
	100,000	—		$24.97	12/15/2018	12/15/2028
	90,000	30,000	(1)	$25.02	12/19/2019	12/19/2029
	65,000	55,000	(1)	$15.72	10/13/2020	10/13/2030
	35,497	56,703	(2)	$10.55	10/13/2021	10/13/2031
	20,745	145,216	(3)	$3.17	07/25/2022	07/25/2032

David Szekeres	170,000	—		$16.20	03/17/2016	03/17/2026
	50,000	—		$16.83	10/07/2016	10/07/2026
	79,167	—		$13.00	12/21/2016	12/21/2026
	90,000	—		$17.00	12/18/2017	12/18/2027
	92,000	—		$24.97	12/15/2018	12/15/2028
	86,250	28,750	(1)	$25.02	12/19/2019	12/19/2029
	84,500	71,500	(1)	$15.72	10/13/2020	10/13/2030
	35,497	56,703	(2)	$10.55	10/13/2021	10/13/2031
	20,745	145,216	(3)	$3.17	07/25/2022	07/25/2032

(1) Options vest monthly over a four-year period.

(2) Options vest monthly over a four-year period, with 33% of the shares vesting during the first year, 33% of the shares vesting during the second year, 22% of the shares vesting during the third year and the remaining 12% of the shares vesting during the fourth year.

(3) Options vest quarterly over a two-year period.

Restricted Stock Units

	Restricted Stock Awards

Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Grant Date

Barry Quart, Pharm.D.	29,166	(2)	$72,915	10/13/2020
	130,929	(3)	$327,323	10/13/2021

Kimberly Manhard	10,000	(2)	$25,000	10/13/2020
	37,064	(3)	$92,660	10/13/2021

David Szekeres	10,000	(2)	$25,000	10/13/2020
	37,064	(3)	$92,660	10/13/2021

(1) Market value of unvested shares is based on the closing price of our shares of common stock of $2.50 on December 30, 2022.

(2) Restricted stock units vest quarterly over a four-year period.

(3) Restricted stock units quarterly over a four-year period, with 33% of the shares vesting during the first year, 33% of the shares vesting during the second year, 22% of the shares vesting during the third year and the remaining 12% of the shares vesting during the fourth year.

Performance Stock Units

	Performance Stock Awards

Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that Have Not Yet Vested ($)	Grant Date

Barry Quart, Pharm.D.	—	$—	$—		$—	—

Kimberly Manhard	149,365	$373,413	16,596	(2)	$41,490	07/25/2022

David Szekeres	49,788	$124,470	116,163	(2)	$290,408	07/25/2022

(1) Market value of unvested shares is based on the closing price of our shares of common stock of $2.50 on December 30, 2022.

(2) Performance stock units vest upon achievement of certain corporate performance goals and time-based vesting. The PSUs will vest in full, if the performance goals have been achieved, on the first anniversary of the grant date subject to continued employment through such date. In January 2023, the Compensation Committee determined that certain PSU performance goals had been achieved and only the time-based vesting remained. Assuming continued employment through July 25, 2023, Kimberly Manhard will receive 149,365 shares of common stock and David Szekeres will receive 49,788 shares of common stock.

Employee Benefit Programs

The Named Executive Officers are eligible to participate in the Company’s health, welfare, paid time-off, retirement savings and employee stock purchase benefit programs on the same terms as are available to other employees. These benefit programs are designed to enable the Company to attract and retain its workforce in a competitive marketplace. The retirement savings plan helps employees save and prepare financially for retirement. Our Employee Stock Purchase Plan (“ESPP”) provides employees with an opportunity for increased equity ownership in the Company. Other than these benefits generally available to all employees, Named Executive Officers do not receive any other benefits or perquisites.

Our retirement savings plan (“401(k) Plan”) is a tax-qualified retirement savings plan, pursuant to which all employees, including the Named Executive Officers, are able to contribute the lesser of 100% of their annual compensation (as defined in the 401(k) Plan) or the limit prescribed by the Internal Revenue Service to the 401(k) Plan on a pre-tax basis. In 2022, we matched employee contributions to the 401(k) Plan in an amount equal to 50% of each participant’s contribution during the plan year, up to a maximum amount equal to the lesser of either: (a) 3% of each participant’s annual compensation; or (b) $9,150.

Our ESPP allows employees, including the Named Executive Officers, to voluntarily purchase common stock under the ESPP twice per calendar year (up to 10% of each employee’s base salary, hourly compensation and any cash bonus paid, subject to certain limitations) over the six-month offering period at 85% of the fair market value of the common stock at specified dates.

Our vacation cash-out policy allows all employees, including Named Executive Officers, the opportunity to receive pay in lieu of time off for up to 40 hours per calendar year of accrued unused vacation if their vacation balance is approaching the policy’s accrual cap.

Employment and Separation Arrangements

We have entered into employment agreements with each Named Executive Officer, the terms of which provide, among other things, for certain termination and change-in-control payments and benefits. Our Board approved the termination and change-in-control payments and benefits in order to maintain market-competitive compensation practices and to mitigate some of the risk that exists for executives working in a biopharmaceutical company at our current stage of operation, where the possibility exists that a change in control could occur if our business efforts succeed. These arrangements are intended to retain highly skilled executives who have, or who may seek, alternatives that may appear to them to be less risky in terms of the potential loss of their position following a change in control, particularly where the services of these executive officers may not be required following a transaction. We do not provide any of our Named Executive Officers with gross-up protection for “golden parachute” excise taxes in any of these arrangements.

A summary of the terms of each of the arrangements we have with each Named Executive Officer who is currently employed by the Company and the potential value of the payments and benefits on termination of employment or change in control is provided below under the headings “Employment Arrangements”.

Employment Arrangements

Below are descriptions of the material terms of the employment arrangements entered into with our Named Executive Officers.

Barry Quart, Pharm.D.

In connection with his appointment as Chief Executive Officer, the Company entered into an executive employment agreement with Barry Quart, Pharm.D. on May 1, 2013 (“Quart Agreement”). Certain provisions of the Quart Agreement were amended by the Compensation Committee in April 2015. The Quart Agreement initially provided Dr. Quart with an annual base salary of $525,000, which was raised each subsequent year incrementally to $758,080 annually for 2023. Dr. Quart was also initially eligible for an annual target cash incentive bonus in an amount equal to 55% of his base salary, which was increased to 60% of his base salary effective beginning with the 2016 annual cash incentive bonus and increased to 70% of his base salary effective beginning with the 2020 annual cash incentive bonus.

The Quart Agreement, as amended, provides that if Dr. Quart’s employment is terminated by the Company without “Cause,” or by Dr. Quart for “Good Reason” (each as defined in the Quart Agreement), then he shall be entitled to receive: (i) a lump-sum payment equal to the sum of his annual base salary then in effect and his target performance bonus then in effect, less required deductions and withholdings; and (ii) accelerated time-based vesting of shares subject to all stock awards issued by the Company, for the number of shares that would have vested accordingly had he continued employment with the Company for a period of 12 months after termination (which includes partial accelerated vesting of awards subject to time-vesting, but does not include awards that remain subject to performance criteria as of the date of termination). The Company also agreed to reimburse for, or continue to pay, for health care benefits during the 18 months after the date of termination, or, if sooner, such date when he is no longer eligible for such benefits under applicable law. Per the Quart Agreement, in the event Dr. Quart’s employment is terminated by the Company without Cause, or if he resigns for Good Reason within three months before, or within 18 months following, a Change in Control (as defined in the Quart Agreement) of the Company, then, in lieu of the above benefits, Dr. Quart would be entitled to receive: (i) a lump sum payment equal to 150% of his annual base salary then in effect, less required deductions and withholdings; and (ii) the greater of his target performance bonus then in effect or his performance bonus paid in the year preceding the year in which termination occurs, in each case, less required deductions and withholdings; and (iii) reimbursement for or continued payment of health care benefits during the 18 months after the date of termination, or such earlier date when he is no longer eligible for such benefits under applicable law. Subject to, and in accordance with, the terms of his employment agreement, Dr. Quart will be entitled to receive the severance benefits payable under the Quart Agreement upon his termination by the Company without “Cause” as of April 3, 2023.

In addition, on the closing of a Change in Control transaction, Dr. Quart is entitled to immediate vesting of 100% of any outstanding and unvested performance-based equity awards and immediate vesting of 50% of any outstanding and unvested time-based equity awards. Following the closing of any such Change in Control, the remaining 50% of time-based equity awards are eligible to vest on the earlier of: (a) Dr. Quart’s qualifying involuntary termination of employment; or (b) six months following the completion of the Change in Control subject to his voluntary continued employment through such date.

Kimberly Manhard

In connection with her appointment as Executive Vice President, Drug Development, the Company entered into an executive employment agreement with Kimberly Manhard on January 28, 2016 (“Manhard Agreement”). The Manhard Agreement initially provided Ms. Manhard with an annual base salary of $440,000, which was raised each subsequent year incrementally to $564,938 annually for 2023. Ms. Manhard is also eligible for an annual target incentive bonus in an amount equal to 50% of her base salary.

Additionally, the Manhard Agreement provides that if Ms. Manhard’s employment is terminated by the Company without “Cause,” or by Ms. Manhard for “Good Reason” (each as defined in the Manhard Agreement), then she shall be entitled to receive: (i) a lump-sum payment equal to the sum of her annual base salary then in effect and her target performance bonus then in effect, less required deductions and withholdings; and (ii) accelerated time-based vesting of shares subject to all stock awards issued by the Company, for the number of shares which would have vested accordingly had she continued employment with the Company for a period of 12 months after termination. The Company also agreed to reimburse for, or continue to pay for, health care benefits during the 12 months after the date of termination, or such date when she is no longer eligible for such benefits under applicable law. In the event Ms. Manhard’s employment is terminated by the Company without Cause, or if she resigns for Good Reason within three months before, or within 18 months following, a Change in Control (as defined in the Manhard Agreement) of the Company, then, in lieu of the above benefits, Ms. Manhard shall be entitled to receive: (i) a lump-sum payment equal to her annual base salary then in effect, less required deductions and withholdings; (ii) the greater of her target performance bonus then in effect or her performance bonus paid in the year preceding the year in which termination occurs, in each case, less required deductions and withholdings; and (iii) accelerated vesting of 100% of any outstanding and unvested stock awards held by Ms. Manhard at such time (including both time-based and performance-based stock awards). The Company also agreed to reimburse for, or continue to pay for, health care benefits during the 12 months after the date of termination following a Change in Control, or such date when she is no longer eligible for such benefits under applicable law.

David Szekeres

In connection with his appointment as Senior Vice President, General Counsel, Business Development and Corporate Secretary, the Company entered into an executive employment agreement with David Szekeres on March 17, 2016 (“Szekeres Agreement”). Mr. Szekeres was appointed as Executive Vice President, Chief Operating Officer in October 2020 at which time his annual base salary was $480,000. His annual base salary was raised each subsequent year incrementally to $551,669 annually for 2023. Mr. Szekeres is also eligible for an annual cash incentive bonus in an amount equal to 50% of his base salary.

Additionally, the Szekeres Agreement provides that if Mr. Szekeres’ employment is terminated by the Company without “Cause,” or by Mr. Szekeres for “Good Reason” (each as defined in the Szekeres Agreement), then he shall be entitled to receive: (i) a lump-sum payment equal to the sum of his annual base salary then in effect and his target performance bonus then in effect, less required deductions and withholdings; and (ii) accelerated time-based vesting of shares subject to all stock awards issued by the Company, for the number of shares which would have vested accordingly had he continued employment with the Company for a period of 12 months after termination. The Company also agreed to reimburse for, or continue to pay for, health care benefits during the 12 months after the date of termination, or such date when he is no longer eligible for such benefits under applicable law. In the event Mr. Szekeres’ employment is terminated by the Company without Cause, or if he resigns for Good

Reason within three months before, or within 18 months following, a Change in Control (as defined in the Szekeres Agreement) of the Company, then, in lieu of the above benefits, Mr. Szekeres shall be entitled to receive: (i) a lump-sum payment equal to his annual base salary then in effect, less required deductions and withholdings; (ii) the greater of his target performance bonus then in effect or his performance bonus paid in the year preceding the year in which termination occurs, in each case, less required deductions and withholdings; and (iii) accelerated vesting of 100% of any outstanding and unvested stock awards held by Mr. Szekeres at such time (including both time-based and performance-based stock awards). The Company also agreed to reimburse for, or continue to pay for, health care benefits during the 12 months after the date of termination following a Change in Control, or such date when he is no longer eligible for such benefits under applicable law.

Director Compensation

Employee directors do not receive any compensation for their service as members of our Board.

In 2022, the Board engaged Compensia to conduct an assessment of our Board compensation program as compared to the same peer group used for purposes of reviewing our executive compensation program. The annual cash retainer paid to non-employee members of our Board for general service approximates the 50th percentile of our peer companies and the annual equity-based compensation of our Board for general board service is above the 75th percentile of our peer companies. The use of stock option and restricted stock unit grants further enhances our non-employee Board members’ long-term equity stake in the Company. In particular, because the realization of financial gain from stock option grants is conditioned on the continued increase of the price of the Company’s common stock, the Company believes that stock option grants encourage our directors to engage in behaviors and implement initiatives that lead to long-term value creation that benefits all of the Company’s stockholders. Our average total direct compensation per director, including remunerations for committee service, is above the 75th percentile.

The Board approved the following compensation for non-employee directors for 2022:

Cash Compensation

Cash Compensation
Annual Board Cash Retainer*	$50,000
Annual Lead Independent Director Cash Retainer*	$25,000
Annual Audit Committee Chair Cash Retainer*	$20,000
Annual Audit Committee Member Cash Retainer*	$10,000
Annual Compensation Committee Chair Cash Retainer*	$15,000
Annual Compensation Committee Member Cash Retainer*	$7,500
Annual Nominating & Corporate Governance Committee Chair Cash Retainer*	$10,000
Annual Nominating & Corporate Governance Committee Member Cash Retainer*	$5,000

* paid in quarterly installments

Equity-Based Compensation (shares underlying awards)

Board Grants	Shares (#)
Initial Option Award(1)	227,272
Initial Stock Award(2)	37,879
Annual Option Award(3)	77,160
Annual Stock Award(4)	38,580

(1)
Options vest and become exercisable monthly over a four-year period from the date of grant.
(2)
Restricted stock units vest quarterly over a four-year period from the date of grant.
(3)
Options vest and become exercisable monthly over a 12-month period from the date of grant.
(4)
Restricted stock units vest annually over a 12-month period from the date of grant.

The following table includes compensation for services provided by our non-employee directors for the year ended December 31, 2022:

Directors(1)	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards(1)(2)	Total
Christian Waage	$77,500	$105,709	$126,018	$309,227
Craig Johnson	$107,500	$105,709	$126,018	$339,227
Sharmila Dissanaike	$53,585	$105,709	$126,018	$285,312
Stephen Davis(3)	$80,000	$105,709	$126,018	$311,727
Susan Rodriguez	$57,170	$105,709	$126,018	$288,897

(1)
The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2022 was as follows: 211,338 shares for Mr. Waage, 322,563 shares for Mr. Johnson, 135,563 shares for Dr. Dissanaike, 159,504 shares for Mr. Davis and 135,563 shares for Ms. Rodriguez. In addition, Mr. Waage, Mr. Johnson and Mr. Davis each held 38,580 shares subject to outstanding restricted stock units as of December 31, 2022 and Dr. Dissanaike and Ms. Rodriguez each held 42,877 shares subject to outstanding restricted stock units as of December 31, 2022.
(2)
These columns reflect the aggregate grant date fair value of equity awards granted in 2022 and calculated in accordance with FASB ASC 718. The assumptions used in our Annual Report on Form 10-K for the year ended December 31, 2022. The “Stock Awards” and “Option Awards” columns include the grant date fair value of the awards granted on December 21, 2022 for 2023 board service.
(3)
Mr. Davis resigned as a member of the Board effective February 21, 2023.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s compensation philosophy and how the Company seeks to align executive compensation with the Company’s performance, refer to “Executive Compensation—Narrative to Summary Compensation Table.”

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(5)	Net Loss (millions)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$1,145,704	$(2,798,657)	$1,438,169	$357,507	$11.81	$182.0
2021	5,430,828	(1,032,982)	1,581,471	(619,359)	$43.14	$220.7

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Barry Quart (our former Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Barry Quart, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Barry Quart during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Barry Quart’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)	Equity Award Adjustments ($)	Compensation Actually Paid to PEO ($)

2022	$1,145,704	$—	$(3,944,361)	$(2,798,657)
2021	5,430,828	(4,330,128)	(2,133,682)	$(1,032,982)

•
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
•
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)

2022	$—	$(2,745,643)	$—	$(1,198,718)	$(3,944,361)
2021	3,638,788	(4,368,034)	121,065	(1,525,501)	$(2,133,682)

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our former PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our former PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Kimberly Manhard, and David Szekeres; and (ii) for 2021, Kimberly Manhard, John Poyhonen, David Szekeres and Lisa Peraza.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our former PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our former PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our former PEO) for each year to determine the compensation actually paid, using the same methodology described above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2022	$1,438,169	$(676,938)	$(403,724)	$357,507
2021	1,581,471	$(919,743)	(1,281,087)	$(619,359)

•
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year Over Year Average Change in Fair Value of Equity Awards Granted in Prior Yeats that Vested in the Year ($)	Total Average Equity Award Adjustments ($)

2022	$636,720	$(715,785)	$49,053	$(373,712)	$(403,724)
2021	775,845	(1,578,110)	22,429	(501,251)	(1,281,087)

(5)
The amount in column (f) is the cumulative TSR which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The dollar amounts reported in column (g) represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with "compensation actually paid" (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

We have not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net loss was $182.0 million in 2022 and $220.7 million in 2021.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Dr. Quart and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding Dr. Quart) during the periods presented do have some correlation because a significant portion of their compensation is in the form of long-term equity awards. The equity award values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers' interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the "Pay Versus Performance" heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity-Based Compensation Plan Information

The table below discloses information as of December 31, 2022 with respect to our equity-based compensation plans that have been approved by stockholders and equity-based compensation plans that have not been approved by stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options or Vesting of Outstanding Restricted Stock Units (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance under Equity-Based Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity-based compensation plans approved by security holders:
Stock option and award plans(1)	22,929,854	$14.96	985,119
Employee stock purchase plan(2)	—	—	644,601
Equity-based compensation plans not approved by security holders(3)	986,892	$7.68	—
Total	23,916,746	$14.61	1,629,720

(1)
Includes the Amended and Restated 2007 Equity Incentive Plan. See a description of this plan under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)
Includes the 1997 Employee Stock Purchase Plan. See a description of this plan under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)
Non-qualified options issued outside of the stockholder approved equity plans are governed in all respects by terms as if granted under the Amended and Restated 2007 Equity Incentive Plan. See description of the stock option plans under Note 10 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversaw our accounting and financial reporting processes during the year ended December 31, 2022, as well as the audit of the Company’s financial statements for the year ended December 31, 2022. In addition, the Audit Committee was responsible for evaluating and overseeing the Company’s independent registered public accounting firm.

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.herontx.com. The current members of the Audit Committee meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC.

The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role that provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2022 with management. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence and any additional matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Audit Committee meets with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

Based on the reviews, discussions, and written disclosures, referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Craig Johnson, Chairperson

Kevin Kotler

Susan Rodriguez

Principal Accountant Fees and Services

The following table shows the aggregate fees for services rendered in or provided for 2022 and 2021, as applicable, by Withum Smith+Brown, PC (“Withum”) and OUM & Co. LLP (“OUM”), our independent registered public accounting firms.

	2022	2021
Audit fees(1)	$406,952	$488,303
Audit-related fees(2)	22,880	18,500
Tax fees(3)	98,826	67,750
All other fees	—	—
Total	$528,658	$574,553

(1)
The Audit fees were for professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting and for the review of the quarterly financial statements. The amounts also include fees for services that are normally provided by the auditor in connection with regulatory filings and engagements for the years identified.
(2)
The Audit-related fees for both 2022 and 2021 include fees for procedures performed during that year in connection with the audit of the Heron Therapeutics, Inc. 401(k) Plan.
(3)
Tax fees consist of fees for tax compliance.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services, in accordance with the pre-approval policies and procedures that have been established by the Audit Committee. All fees incurred in the year ended December 31, 2022 for services rendered by Withum were approved by the Audit Committee. In its review of non-audit service fees, the Audit Committee will consider, among other things, the possible impact of the performance of such services on the auditor’s independence.

Change in Independent Registered Public Accounting Firm

As previously disclosed in our Current Report on Form 8-K filed with the SEC on August 2, 2021, on July 15, 2021, Withum acquired certain assets of OUM, the independent registered public accounting firm of the Company, in a transaction pursuant to which certain of the professional staff and partners of OUM joined Withum either as employees or partners of Withum. As a result, on August 2, 2021, OUM resigned as auditors of the Company, and with the approval of the Audit Committee of the Company’s Board of Directors, Withum was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Withum, the Company did not consult with Withum regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by Withum on the Company’s financial statements, and Withum did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

During the years ended December 31, 2020 and 2019, and during the interim period from the end of the most recently completed year through August 2, 2021, the date of resignation, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with OUM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to such disagreements in its report; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote to elect seven director nominees to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Pursuant to the Cooperation Agreement, the Company agreed to appoint Messrs. Collard, Kotler and Morgan to the Board and include Messrs. Collard, Kotler and Morgan in the Company’s slate of nominees for the election of directors at the Annual Meeting and recommend that the Company’s stockholders vote in favor of their election at the Annual Meeting. In addition, our Board has unanimously nominated Dr. Dissanaike, Ms. Rodriguez and Messrs. Johnson and Waage nominees for the election of directors at the Annual Meeting and recommend that the Company’s stockholders vote in favor of their election at the Annual Meeting. The foregoing director nominees have indicated that they are willing and able to serve as directors if elected. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by our Board or our Board may decrease the size of our Board. The proxies being solicited will be voted for no more than seven director nominees at the Annual Meeting.

Vote Required and Board Recommendation

The director nominees shall be elected by a majority of the votes properly cast with respect to that director nominee, provided a quorum is established. We have been advised by the NYSE that the election of directors is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent may have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares will not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on this proposal.

The Board of Directors recommends a vote “FOR” each of the director nominees.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Mr. Morgan, Dr. Dissanaike, Ms. Rodriguez and Messrs. Collard, Johnson, Kotler and Waage.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023. At the Annual Meeting, the stockholders will vote to ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023. Withum Smith+Brown, PC has audited our financial statements since August 2021, shortly after its acquisition of certain assets of OUM & Co. LLP, our independent registered accounting firm from 2006 through August 2021. Representatives of Withum Smith+Brown, PC are expected to be present online at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm is not required by law or our bylaws. However, our Audit Committee is submitting the appointment of Withum Smith+Brown, PC to the stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Vote Required and Board Recommendation

The proposal to ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of a majority of the votes properly cast, provided a quorum is established. We have been advised by the NYSE that the ratification of the selection of a company’s independent registered public accounting firm is considered a “routine” matter under NYSE rules for which a broker, bank or other agent may have discretionary authority to vote. Therefore, if you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other agent, the institution that holds your shares will have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “routine” matter under NYSE rules as we have been advised by the NYSE, abstentions will have no effect on the outcome of this proposal and we do not expect any broker non-votes since we expect brokers, banks or other agents to have discretionary authority to vote on this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At the Annual Meeting, our stockholders will vote, on a non-binding, advisory basis, to approve the Company’s executive compensation in accordance with Section 14A of the Exchange Act, or the “say-on-pay” vote. The say-on-pay vote is an advisory vote on the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement. The say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of our Board or the Company’s compensation policies as they relate to risk management.

We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At our 2019 Annual Meeting of Stockholders, we conducted our second say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At each of the 2013 and 2019 Annual Meetings of Stockholders, a plurality of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2023 Annual Meeting of Stockholders and we expect that our next say-on-pay vote will occur at the 2024 Annual Meeting of Stockholders.

The compensation paid to our Named Executive Officers is described in the compensation tables and the related narrative disclosure contained in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, our Board is asking stockholders to cast a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure, in each case as set forth in the Company’s definitive Proxy Statement for the 2023 Annual Meeting of Stockholders, is hereby approved.”

Although this vote is non-binding, our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

Vote Required and Board Recommendation

The proposal to approve, on an advisory basis, the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the votes properly cast, provided a quorum is established. We have been advised by the NYSE that approval, on an advisory basis, of the compensation paid to a company’s named executive officers is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote “FOR” approval of the compensation paid to our Named Executive Officers for the year ended December 31, 2022.

PROPOSAL 4 - AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
BY 75,000,000 FROM 150,000,000 TO 225,000,000

General

Our Board has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the aggregate number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 150,000,000 to 225,000,000, which would also increase the total number of authorized shares of capital stock from 152,500,000 to 227,500,000.

If our shareholders approve this Proposal 4, we expect to file a certificate of amendment with the Delaware Secretary of State to increase the number of authorized shares of our common stock and capital stock as soon as practicable following stockholder approval. On filing of the certificate of amendment with the Delaware Secretary of State, Section A of Article IV of the Company’s Certificate of Incorporation will be amended and restated in its entirety as follows:

“A. Authorized Capital. The corporation is authorized to issue two classes of shares of stock to be designated, respectively, “preferred” and “common.” The total number of shares that the corporation is authorized to issue is Two Hundred Twenty-Seven Million Five Hundred Thousand (227,500,000). The number of shares of common stock authorized to be issued is Two Hundred Twenty-Five Million (225,000,000), each such share to have a par value of $0.01 (“Common Stock”), and the number of preferred shares authorized to be issued is Two Million Five Hundred Thousand (2,500,000), each such share to have a par value of $0.01 (“Preferred Stock”).”

At our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), we presented a proposal to amend the Company’s Certificate of Incorporation to increase the authorized common stock by 100,000,000 shares (the “2022 Annual Meeting Authorized Shares Proposal”). The 2022 Annual Meeting Authorized Shares Proposal was approved by 74.4% of our stockholders. The definitive proxy statement for the 2022 Annual Meeting (the “2022 Annual Meeting Proxy Statement”) indicated that the 2022 Annual Meeting Authorized Shares Proposal would not be “routine” under NYSE rules, which regulate how member brokerage firms are permitted to vote in the absence of instructions from beneficial owners, and, accordingly, that no broker votes would be submitted on that proposal. However, Broadridge (acting as an agent for NYSE-registered brokerage firms and interpreting NYSE rules) determined the 2022 Annual Meeting Authorized Shares Proposal to be “routine” after the 2022 Annual Meeting Proxy Statement was mailed to stockholders, and as a result, brokers, banks and other agents submitted votes on the 2022 Annual Meeting Authorized Shares Proposal. As a result of the conflict between the “non-routine” expectations set forth in the 2022 Annual Meeting Proxy Statement and the determination from Broadridge, there is uncertainty as to whether the stockholder vote from the 2022 Annual Meeting in favor of the amendment of the Company’s Certificate of Incorporation is valid under applicable laws and regulations. Accordingly, the Company voided the certificate of amendment that would have increased the aggregate number of authorized shares of common stock by 100,000,000 and is now presenting an alternate proposal to increase the aggregate number of authorized shares of common stock by 75,000,000. The Company decreased the size of the proposed increase in the authorized number of shares of common stock based on stockholder feedback received during the solicitation prior to the 2022 Annual Meeting.

Given our currently issued and outstanding shares and shares reserved for future issuance, we effectively have no available unissued and unreserved authorized shares to meet the needs of our business. Accordingly, if we are unable to obtain approval of this Proposal 4, our business and our future prospects could be severely and irreparably harmed.

Reasons for Amendment

The purpose of the amendment is to provide us greater flexibility with respect to managing our common stock in connection with such corporate purposes as may be considered advisable by our Board. These corporate purposes could include, without limitation: the issuance of shares in connection with equity or convertible debt financings; the issuance of shares in connection with acquisitions; the issuance of shares on exercise of options or other awards granted under our various equity compensation plans or in connection with other employee benefit plans; and other general corporate purposes. We do not have any current plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of shares of common stock in connection with acquisitions or pursuant to an equity financing outside of the exercise of options under our existing equity compensation plans, and we have not allocated any specific portion of the proposed increase in the authorized number of shares of common stock to any particular purpose.

Over the past several years, our authorized common stock has allowed us the flexibility to pursue a number of financing transactions that were key to support the advancement of our business, while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this proposal, we will effectively not have any unissued and unreserved authorized shares of common stock to support the growth needed to conduct the activities necessary to engage in financing transactions, as well as to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely and irreparably harm our business and our future prospects.

General Effect of the Amendment

The total number of shares of common stock and capital stock authorized by the amendment is consistent with the number of shares authorized by other commercial-stage biotechnology companies of a similar size. The increase in authorized shares will not have any immediate effect on the rights of existing stockholders. However, our Board may issue authorized shares without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation, as amended, and applicable law and regulations. To the extent that the additional authorized shares are issued in the future other than in connection with a stock dividend, they will decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to our existing stockholders. The holders of common stock have no preemptive rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

Vote Required and Board Recommendation

The proposal to approve an amendment to our Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote, provided a quorum is established. The proposal to approve this amendment of our Certificate of Incorporation is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. While similar proposals are typically considered to be “routine” matters under NYSE rules, we have been advised by the NYSE that this proposal is considered to be a “non-routine” matter under NYSE rules given our current lack of sufficient unissued and unreserved shares of common stock to effect the proposed share increase under our 2007 Plan as described in Proposal 5 (NYSE has further advised us that Proposal 5 is also considered to be a “non-routine” matter). Accordingly, we expect broker non-votes to exist with respect to this proposal. Therefore, if you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other agent, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions will have the same effect as a vote cast “against” this proposal and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote “FOR” the amendment of our Certificate of Incorporation to increase the aggregate number of authorized shares by 75,000,000 from 150,000,000 to 225,000,000.

PROPOSAL 5 — AMENDMENT OF OUR 2007 PLAN

General

At the Annual Meeting, stockholders are being asked to vote to approve an amendment to our 2007 Plan to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000.

Our 2007 Plan provides long-term equity incentives to our employees, consultants and directors in order to encourage such award recipients to act in the stockholders’ interest and share in the Company’s future success. Subject to stockholder approval, our Board has approved the amendment to the 2007 Plan to increase the number of shares of common stock available for future grant thereunder by 8,490,000.

Reasons for Seeking the Share Increase

The Board believes that equity-based compensation is a critical part of the Company’s compensation program. Our 2007 Plan is overseen by our Compensation Committee as the delegate administrator. Stockholder approval of the 2007 Plan share increase would allow us greater flexibility to continue to attract, motivate and retain key personnel including directors, officers and other service providers, through equity-based compensation in a highly competitive industry. The Board further believes that, without stockholder approval of the 2007 Plan share increase, the Company’s ability to attract, motivate and retain key personnel would be significantly weakened.

Why We Believe the Share Increase Request is Reasonable

In 2020, 2021 and 2022, the Company granted equity awards totaling 4,659,942, 4,502,937 and 7,128,055 shares of common stock under the 2007 Plan, respectively. The equity award grants in 2020 and 2021 each include one set of annual grants. The equity grants in 2022 include annual grants for non-executive employees and a retention grant for employees and certain executives. The footnotes to the Company’s financial statements in its Annual Report on Form 10-K for each of the fiscal years ended December 31, 2020, 2021, and 2022 set forth detailed information regarding the equity awards granted each year, as well as the total number of outstanding shares with respect to each type of award. As of the Record Date, there were no shares of common stock remaining available for grants under the 2007 Plan, and the total number of shares of common stock subject to outstanding awards under the 2007 Plan was 30,270,826.

The following table includes information regarding potential dilution from equity awards outstanding under the 2007 Plan and shares of common stock available for future grant under the 2007 Plan as of the Record Date, outstanding non-2007 Plan equity awards, as well as the proposed increase in shares of common stock available for future grant under the 2007 Plan:

	Number of Shares	As a percentage of common stock outstanding as of April 18, 2023 (119,279,998 shares)
Total shares of common stock subject to outstanding awards as of April 18, 2023 under the 2007 Plan	30,270,826	25.4%
Total shares of common stock available for future grant as of April 18, 2023 under the 2007 Plan	—	0.0%
Total shares of common stock subject to outstanding awards as of April 18, 2023 not under the 2007 Plan	957,267	0.8%
Proposed additional shares of common stock available for future grant under the 2007 plan	8,490,000	7.1%

In addition to overall dilution, the Compensation Committee reviewed annual dilution from the Company’s equity incentive plans during 2022 in approving the amendment to the 2007 Plan. The Company measures annual dilution as: (i) the total number of shares of common stock granted as equity awards during the year; less (ii) cancellations and other shares returned to the reserve; divided by (iii) total shares of common stock outstanding at the end of the year. The Company’s annual dilution for 2022 calculated on this basis was 2.6%.

The Company also monitors stockholder dilution by tracking the number of shares common stock subject to equity awards that it grants annually, commonly referred to as “burn rate.” Burn rate shows how rapidly a company is depleting its shares reserved for equity-based compensation awards, and is calculated as: (i) the number of shares of common stock granted as equity awards during a fiscal year; divided by (ii) the weighted average number of shares of common stock outstanding during the year. The Company also evaluates and considers factors that may impact the burn rate. Such factors include stock price (that is, a lower stock price requires more shares to transfer the same value) and out-of-cycle grants (which include significant new hires and special one-time retention grants). The burn rate for the past three years is reflected in the following table:

	Equity Awards Granted		Weighted Average Number of Shares of Common Stock Outstanding	Burn Rate
2022	7,128,055	(1)	108,875,738	6.5%
2021	4,502,937	(2)	98,471,488	4.6%
2020	4,659,942	(3)	90,774,085	5.1%

(1)
Includes 1,831,508 shares subject to restricted stock units/performance stock units.
(2)
Includes 2,448,957 shares subject to restricted stock units.
(3)
Includes 604,241 shares subject to restricted stock units.

The three-year average burn rate (calculated on the basis shown above) is 5.5%.

An additional metric that the Company uses to measure the cumulative impact of its equity program is “overhang.” Overhang is calculated as: (i) the number of shares of common stock granted as equity awards, but not exercised or settled; plus (ii) the number of shares of common stock available to be granted; divided by (a) the sum of the total number of shares of common stock outstanding at the end of the year; plus (b) the number of shares of common stock granted as equity awards, but not exercised or settled; plus (c) the number of shares of common stock remaining available for grant. If the proposed amendment to the 2007 Plan is approved, the Company’s overhang calculated on this basis would increase from 17.3% to 21.9%, and then would be expected to decline as awards are exercised and/or become vested.

The Company believes that the increased number of shares of common stock available for grant requested under this proposal is necessary for the Company to continue to attract, motivate and retain key personnel as part of its overall compensation design. In approving the increase, the Compensation Committee believes that the share increase request is appropriate for our industry and consistent with the practices of our peer companies.

If stockholders do not approve this proposal, the Company will have no shares remaining available for grant under the 2007 Plan which may significantly negatively affect our ability to grow our business by not providing equity-based compensation to attract, motivate and retain key employees.

Summary of the 2007 Plan

General. The following is a summary of the principal features of the 2007 Plan, as amended, together with the applicable tax implications with respect to the 2007 Plan. The summary is qualified by reference to the full text of the 2007 Plan, as amended, which is attached as Appendix A to this Proxy Statement.

The purpose of the 2007 Plan is to encourage ownership in the Company by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. Stock options and stock awards, including restricted stock, restricted stock units, stock appreciation rights and similar types of awards, may be granted under the 2007 Plan. Options granted under the 2007 Plan may be either “incentive stock options,” as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration. The 2007 Plan may be administered by our Board, a committee of our Board, or an employee or director delegated by our Board or our Board committee in accordance with the terms of the 2007 Plan (as applicable, the “Administrator”). Our Board has delegated this authority to our Compensation Committee. The Administrator has the authority to, among other things, select the employees, consultants and directors to whom awards are granted under the 2007 Plan; determine the number of shares of common stock to be covered by each award; determine the type of award granted to the selected employees, consultants and directors; determine the terms and conditions, not inconsistent with the terms of the 2007 Plan, of any award; and to construe and interpret the terms of the 2007 Plan.

Eligibility. Awards may be granted under the 2007 Plan to employees, including our officers, directors and consultants of the Company or our affiliates. Incentive stock options may be granted only to our employees or employees of our subsidiaries, if any. As of the Record Date, 210 individuals were eligible to receive awards under the 2007 Plan, including 203 employees (including our three named executive officers) and our six non-employee directors. The Administrator, in its discretion, selects the employees, directors and consultants to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. However, no individual may be granted equity awards under the 2007 Plan covering more than 50% of the number of shares authorized for issuance under the 2007 Plan (i.e., 15,350,000 shares prior to the adoption of the amendment) in any calendar year, except that in connection with an individual’s commencement of service with us, he or she may be granted awards covering up to an additional 200,000 shares in the year in which such service commences.

Securities Subject to the 2007 Plan. If the amendment is approved, an aggregate of 39,190,000 shares of common stock will be reserved for issuance under the 2007 Plan. As of the Record Date, the closing price of our common stock was $2.68 per share. Unissued shares subject to awards that are canceled, expire or are forfeited will be available for re-grant or sale under the 2007 Plan. Notwithstanding the foregoing, if stockholders approve the amendment to the 2007 Plan, from and after such approval shares withheld by or delivered to satisfy the exercise price of options or tax withholding obligations with respect to any award granted under the 2007 Plan will nonetheless be deemed to have been issued under the 2007 Plan and will not be available for re-issuance under the 2007 Plan. Shares available under the 2007 Plan may be either outstanding shares repurchased by the Company or newly issued shares.

Director Awards. The aggregate dollar value of cash compensation and awards (based on the grant date fair value of such awards) granted under the 2007 Plan or otherwise during any calendar year to any one non-employee director shall not exceed $750,000. However, in any calendar year in which a non-employee director first joins the Board or is designated as Chairman of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to two hundred percent (200%) of the foregoing limit.

Minimum Vesting Period. Subject to carve outs for (i) up to 5% of the maximum number of shares that may be granted under the 2007 Plan, (ii) awards granted to non-employee directors prior to the next annual meeting held at least 50 weeks after the prior annual meeting, and (iii) in the cases of death, disability, retirement or a change in control, awards under the plan may not vest prior to the first anniversary of the grant date.

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between us and the optionee specifying: (i) the number of shares subject to the option; (ii) the type of option; (iii) the exercise price with respect to the shares subject to the option and the means of payment for the shares; (iv) the term of the option; (v) the terms and conditions relating to the vesting and exercisability of the option; (vi) restrictions on transfer of the option or the shares subject to the option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the 2007 Plan, as may be determined from time to time by the Administrator, and is subject to the following additional terms and conditions:

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or a non-statutory stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted and the exercise price of an incentive stock option granted to an employee who holds more than 10% of our voting stock may not be less than 110% of the fair market value of the common stock on the date the option is granted. The fair market value of the common stock is generally equal to the closing price for the shares as quoted on the principal exchange or quotation service for our common stock as of the applicable date.

Exercise of Option; Form of Consideration. The Administrator determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option. Our standard vesting schedule applicable to options granted to employees has been a four-year period from the date of grant or the date of hire, assuming continued employment with us. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2007 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, a reduction in the amount of any of our liability owed to the awardee (including any liability attributable to the awardee’s participation in any of our deferred compensation programs or arrangements), any other form of consideration permitted by applicable law (which may include a “net exercise” program) and the Administrator, or any combination thereof.

Term of Option. The term of an option may be no more than ten years from the date of grant, although the term of an incentive stock option granted to an employee who holds more than 10% of our voting stock may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Terms and Conditions of Stock Awards. Stock awards may be restricted or unrestricted stock grants, restricted stock units, stock appreciation rights or other similar stock awards. Each stock award agreement contains provisions regarding (i) the number of shares subject to the stock award, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (iv) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the stock award or the shares, and (vi) such further terms and conditions, in each case not inconsistent with the 2007 Plan, as may be determined from time to time by the Administrator.

Performance Criteria. The grant, issuance, retention, settlement and/or vesting of each stock award or the shares subject thereto may be subject to such performance criteria and the level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the awardee.

The 2007 Plan provides that the Administrator may grant awards that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, affiliate or business segment (which may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group): (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. Our Compensation Committee (or another committee of directors appointed by the Board) may appropriately adjust any evaluation of performance under the criteria specified above to exclude any of the following events that occurs during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs, any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements, and merger, acquisitions or divestitures.

Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale. Subject to any required action by the stockholders of the Company, in the event of any stock split, reverse stock split, stock dividend, combination, reclassification of our common stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock or any other increase or decrease in the number of issued shares of our common stock effected without receipt of our consideration, proportionate adjustments shall be made to: (i) the number of shares of our common stock covered by each outstanding award under the 2007 Plan; (ii) the number of shares of our common stock which have been authorized for issuance under the 2007 Plan but as to which no awards have yet been granted or which have been returned to the 2007 Plan upon cancellation, forfeiture or expiration of an award; (iii) the aggregate and individual share limitations set forth in the 2007 Plan; and (iv) the price per share of our common stock covered by each such outstanding award under the 2007 Plan.

In the event of certain mergers with or into another corporation, sales of substantially all of our assets, direct or indirect sales or exchanges of more than 50% of our voting stock, liquidations and/or other transactions set forth in an award agreement, unless otherwise provided in an employment agreement (or award agreement, if applicable), in the event that the successor corporation does not assume or substitute for any outstanding award, such award will fully vest and, with respect to options and stock appreciation rights, become exercisable with respect to all of the shares subject to the award, and all performance goals or other vesting criteria with respect to such ward will be deemed achieved at target levels and all other terms and conditions will be deemed met.

Term of the 2007 Plan and Amendment and Termination of the 2007 Plan. The 2007 Plan shall continue in effect until June 17, 2032 or, if stockholders approve this amendment of the 2007 Plan, ten years following such approval, unless terminated earlier. The Administrator may amend, alter or discontinue the 2007 Plan or any award agreement at any time. However, we will obtain stockholder approval for any amendment to the 2007 Plan if stockholder approval is necessary or desirable to comply with any applicable law or exchange listing requirements. In addition, we will obtain stockholder approval of any of the following: (i) a material increase in the number of shares available for issuance under the 2007 Plan (other than an adjustment on a stock split or other corporate transaction); (ii) a change of the class of persons eligible to receive awards under the 2007 Plan; (iii) a reduction in the minimum exercise prices at which options may be granted; or (iv) any amendment of outstanding options or stock appreciation rights that effects a repricing of such awards. Generally, no amendment of the 2007 Plan shall impair the rights of an outstanding award without the consent of the awardee.

Clawback requirements. Any awards granted under the 2007 Plan will be subject to recovery under any law, government regulation, stock exchange listing requirement, and any clawback policy adopted by the company.

Awards under the 2007 Plan. The following table sets forth the options and restricted stock units issued under the 2007 Plan that were granted to specified persons or groups since the 2007 Plan’s inception.

Name	Position	Number of Shares Underlying Awards
Craig Collard	Chief Executive Officer	7,537,879
Kimberly Manhard	Executive Vice President, Drug Development	1,555,662
David Szekeres	Executive Vice President, Chief Operating Officer	1,407,609

All current executive officers as a group		10,501,150
All current directors who are not executive officers as a group		1,549,957
Each nominee for election as a director
Christian Waage		263,370
Craig Johnson		374,595
Sharmila Dissanaike, M.D.		190,845
Susan Rodriguez		190,845
Kevin Kotler		265,151
Adam Morgan		265,151
Each associate of any such directors, executive officers or nominees		—
Each other person who received or is to receive 5% of such options, warrants or rights		—
All current employees, including all officers who are not executive officers, as a group		17,614,652

New Plan Benefits. Except as set forth in the table below, the amount, if any, of equity-based compensation that may be awarded to officers, directors, employees and consultants following stockholder approval of this proposal is determined from time to time by our Board, as applicable, and is not presently determinable. Each non-employee director is expected to receive an annual stock option and RSU grant in December 2023 in an aggregate amount equal to $250,000.

Name and Position	Dollar Value(1)	Number of Shares Underlying Awards
Craig Collard, Chief Executive Officer(2)	$547,273	7,537,879
Kimberly Manhard, Executive Vice President, Drug Development	$—	—
David Szekeres, Executive Vice President, Chief Operating Officer	$—	—

All current executive officers as a group	$547,273	7,537,879
All current directors who are not executive officers as a group(3)	$204,547	530,302
All current employees, including all officers who are not executive officers, as a group	$—	—

(1) The dollar value represents the grant date fair value of the restricted stock units.

(2)The number of shares includes: a new hire grant of 3,000,000 stock options with an exercise price of $1.78 per share, 4,250,000 performance stock options with an exercise price of $1.78 per share, and 250,000 restricted stock units granted on April 3, 2023, as well as a new director grant of 37,879 restricted stock units granted on February 22, 2023.

(3) The number of shares includes: new director grants of 227,272 stock options with an exercise price of $2.70 per share and 37,879 restricted stock units granted on February 22, 2023.

SEC Registration. We intend to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2007 Plan in the second half of 2023.

Federal Income Tax Consequences. The following is a general summary of the federal income tax consequences of the issuance and exercise of options or other awards under the 2007 Plan. This summary includes general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code.

The following discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment of participants in the 2007 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice and participants should consult their personal tax advisors concerning federal, state, local and foreign income tax consequences associated with their participation in the 2007 Plan.

Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). We are not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

The grant of a non-statutory option having an exercise price equal to at least the grant date fair market value of our common stock has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and we are entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory stock option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. We may allow non-statutory stock options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer. In the case of both incentive stock options and non-statutory stock options, special federal income tax rules apply if our common stock is used to pay all or part of the option price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, which will be either long-term or short-term capital gain or loss, depending on how long the stock was held. We are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Restricted Stock Awards. Shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent, among other restrictions, the shares will be forfeited in the event that the participant ceases to provide services to us and are not transferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the excess, if any, of the fair market value of the stock on the date the stock is no longer subject to forfeiture over the amount paid for the stock.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., not later than thirty days after the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the excess, if any, of the fair market value of the stock on the date of such issuance over the amount paid for the stock, and the capital gain holding period commences on such date. The ordinary income recognized by a participant will be subject to tax withholding by us. We are entitled to a deduction in the same amount as and at the time the participant recognizes ordinary income.

Restricted Stock Unit Awards. A participant will generally not recognize taxable income at the time of the grant of a restricted stock unit award. When an award is paid (assuming the award is settled at the time that the award vests), the participant will recognize ordinary income. In the event of an award that is settled in shares of our common stock at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code. We are entitled to a deduction in the same amount as and at the time the participant recognizes ordinary income.

Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the participant for failure to comply with Section 409A.

Section 409A does not apply to incentive stock options, non-statutory stock options that have an exercise price that is at least equal to the grant date fair market value and meet certain other requirements, restricted stock and restricted stock unit type awards provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

Tax Effect for the Company. Generally, we will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, upon the exercise of a non-statutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to certain of our other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even if such compensation results in non-deductible expenses under applicable law.

Vote Required and Board Recommendation

The proposal to amend our 2007 Plan requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that approval of the amendment to our 2007 Plan is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote “FOR” the amendment to our 2007 Plan to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000.

PROPOSAL 6 — AMENDMENT OF ESPP

General

At the Annual Meeting, stockholders will vote to approve an amendment to our ESPP to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000.

The ESPP permits the Company’s employees to purchase our common stock at a discounted price. This plan is designed to encourage and assist employees of the Company to acquire an equity interest in the Company through the purchase of shares of our common stock. Subject to stockholder approval, our Compensation Committee has approved the amendment to the ESPP to increase the shares of common stock available for issuance thereunder by 400,000.

Reasons for Seeking Share Increase

The Board believes that equity-based compensation is a critical part of the Company’s compensation program. Our Compensation Committee acts as administrator for our ESPP pursuant to authority delegated by the Board. Stockholder approval of the amendment to the ESPP would allow us to continue to offer shares under the ESPP as a means of allowing employees to invest a portion of their cash compensation in our common stock, which fosters ownership and encourages employees to focus on long-term growth in value. In 2020, 2021 and 2022, the Company issued a total of 193,841, 175,228 and 406,421 shares of common stock under the ESPP, respectively. As of the Record Date, 1,180,399 shares of common stock have been issued under the ESPP and 644,601 shares of common remained available for future issuance; if this proposal is approved, the ESPP would have 1,044,601 shares available for future issuance.

The proposed additional 400,000 shares of common stock available for future issuance under the ESPP represents potential dilution of 0.3% as of December 31, 2022 (potential dilution for this purpose is determined by dividing the 400,000 additional shares by the total number of shares of the Company’s common stock outstanding as of December 31, 2022). The dilution attributable to the ESPP for 2022 was 0.3% (which was determined by dividing the number of shares issued under the ESPP during 2022 by the total number of shares of the Company’s common stock outstanding as of December 31, 2022). The Compensation Committee believes that this is a reasonable amount of potential dilution and appropriate for our industry and the practices of our peer companies.

The Company believes the proposed additional shares of common stock would be sufficient to cover purchases under the ESPP for approximately one year. If stockholders do not approve this proposal, the Company will have 644,601 shares available for issuance under the ESPP. Given the significant increase in number of employees eligible to participate in the ESPP, this could limit the Company’s ability to offer this type of equity-based compensation plan to its employees in the future.

Summary of the ESPP

General. The following is a summary of the principal features of the ESPP, as amended, together with the applicable tax implications with respect to the ESPP. The summary is qualified by reference to the full text of the ESPP, as amended, which is attached as Appendix B to this Proxy Statement.

Eligibility. All employees, including executive officers, customarily employed more than 20 hours per week and more than five months per year by the Company or any designated subsidiary are eligible to participate in the ESPP as of the first semi-annual enrollment date following commencement of employment, unless the employee directly or indirectly (including through ownership of options) owns 5% or more of the combined voting power of the Company. As of the Record Date, the Company had 203 employees eligible to participate in the ESPP, compared to 300 eligible employees in the prior year. Participation in the ESPP terminates immediately when a participant ceases to be employed for any reason or otherwise becomes ineligible to participate. Participants may elect to make contributions to the ESPP up to a maximum of 10% of earnings. On the last trading date of April and October, the Company applies the funds then in each participant’s account to the purchase of shares common stock. The cost of each share of common stock purchased is 85% of the lower of the closing prices for common stock on: (i) the first trading day in the enrollment period in which the purchase is made; and (ii) the purchase date. The length of the offering period set by the ESPP may not exceed a maximum of 24 months, and is presently set at six months by our

Board. Enrollment dates are the first business day of May and November. The Board may limit the maximum number of shares that may be purchased by a participant during any enrollment period and may limit the length of the enrollment periods. No participant’s right to acquire shares may accrue at a rate exceeding $25,000 of the fair market value of our common stock in any calendar year. Shares of common stock available under the ESPP may be either outstanding shares repurchased by the Company or newly issued shares.

Administration. Our Compensation Committee acts as administrator of the ESPP and may amend or terminate the ESPP at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the plan in the event of a reorganization, recapitalization, stock split, or other certain similar events. However, amendments that would increase the number of shares reserved for purchase, would otherwise require stockholder approval in order to comply with Section 423 of the Code, other applicable laws, regulations or rules or with respect to which the Compensation Committee otherwise concludes that stockholder approval is advisable, require stockholder approval.

Awards under the ESPP. The following table shows the number of shares of common stock applicable to the named individuals and groups under the ESPP since its inception. Our non-employee directors are not eligible to participate in the ESPP.

Name and Position	Number of Shares
Craig Collard, Chief Executive Officer	—
Kimberly Manhard, Executive Vice President, Drug Development	7,449
David Szekeres, Executive Vice President, Chief Operating Officer	11,063
All current executive officers as a group	18,512
Each associate of any directors, executive officers or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All current employees, including all current officers who are not executive officers, as a group	596,411

New Plan Benefits. Because purchase rights are subject to discretion, including an employee’s decision not to participate in the ESPP, awards under the ESPP for the current and future fiscal years are not determinable. No purchase rights have been granted with respect to the additional 400,000 shares for which approval is requested.

SEC Registration. We intend to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the ESPP in the second half of 2023.

Federal Income Tax Consequences. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations thereof. Because the applicable rules are complex and because income tax consequences may vary depending upon the individual circumstances of each participant, participants should consult their personal tax advisors concerning federal, state, local and foreign income tax consequences associated with their participation in the ESPP.

In general, participants will not have taxable income or loss under the ESPP until they sell or otherwise dispose of shares acquired under the plan (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and (ii) one year following purchase, a participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the fair market value of the shares at the time of sale over the purchase price). Any additional gain (or loss) from the sale will be long-term capital gain (or loss). The Company is not entitled to an income tax deduction if the holding periods are satisfied.

If the shares are sold or disposed of before the expiration of either of the foregoing holding periods (a “disqualifying disposition”), a participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participant will have a taxable capital gain (or loss) measured by the difference between the sale price and the participant’s purchase price which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant in a disqualifying disposition. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to certain of our other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

Vote Required and Board Recommendation

The proposal to amend our ESPP requires the affirmative vote of a majority of the votes properly cast on the proposal, provided a quorum is established. We have been advised by the NYSE that approval of the amendment to our ESPP is considered a “non-routine” matter under NYSE rules for which a broker, bank or other agent will have discretionary authority to vote. Therefore, if you are a beneficial owner and do not give your broker, bank or other agent voting instructions, the institution that holds your shares may not have discretionary authority to vote your shares with respect to this proposal. Accordingly, assuming this proposal is deemed to be a “non-routine” matter under NYSE rules as we have been advised by the NYSE, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote “FOR” the amendment to our ESPP to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither our Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment and in their discretion.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2022 is being distributed along with this Proxy Statement. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available to you at no charge electronically at http://www.proxyvote.com. Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2022 are available at no charge on written request. To obtain additional copies of the Annual Report on Form 10-K for the year ended December 31, 2022, please contact us 4242 Campus Point Court, Suite 200, San Diego, CA 92121, Attention: David Szekeres, Executive Vice President, Chief Operating Officer.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Szekeres
David Szekeres Executive Vice President, Chief Operating Officer
San Diego, California
April , 2023

APPENDIX A

HERON THERAPEUTICS, INC.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Heron Therapeutics, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c) “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Stock Award or Option granted in accordance with the terms of the Plan.

(e) “Awardee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(f) “Award Agreement” means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate (including, without limitation, habitual absence from work for reasons other than illness), and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.

(i) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, the occurrence of any of the following:

i. an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction, or, in the case of an Ownership Change Event described in Section 2(bb)(iii), the entity to which the assets of the Company were transferred (the “Transferee” ), as the case may be; or

ii. the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. The Board may also, but need not, specify that other transactions or events constitute a Change in Control.

(j) “Code” means the United States Internal Revenue Code of 1986, as amended.

(k) “Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Heron Therapeutics, Inc., a Delaware corporation, or its successor.

(n) “Consultant” means any person (including an advisor or an employee of an entity) that is engaged by the Company or any Parent, Subsidiary or Affiliate, to render services and is compensated for such services.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however , if the Company for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Company ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p) “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(q) “Director” means a member of the Board.

(r) “Effective Date” means the date of approval of the Plan by the stockholders of the Company in the manner and to the extent required by Applicable Laws.

(s) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

i. If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

ii. If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(v) “Grant Date” means, for all purposes, the date on which the Administrator approves the determination of grant of an Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee’s employment relationship with the Company.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Inside Director” means a Director who is an Employee.

(y) “Nasdaq” means the Nasdaq Stock Market or its successor.

(z) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(ff) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(gg) “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(hh) “Plan” means this Heron Therapeutics, Inc. 2007 Equity Incentive Plan.

(ii) “Restricted Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(kk) “Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 12.

(ll) “Stock Award” means an award or issuance of Shares, Restricted Stock Units, Stock Appreciation Rights or other similar awards made under Section 12 of the Plan, the grant, issuance, retention, vesting, settlement, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(mm) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(nn) “Termination of Continuous Service” shall mean ceasing to be in Continuous Service as an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Continuous Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Continuous Service.

(oo) “Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3. Stock Subject to the Plan.

(a) Aggregate Limits. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 39,190,000 shares of Common Stock. Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. Notwithstanding the preceding sentence, Shares subject to an Award may not again be made available for grant under the Plan if such shares are (i) Shares that were subject to an Award requiring exercise and were not issued upon the net settlement or net exercise of such Award, (ii) Shares subject to an Award that are withheld by, or otherwise remitted to, the Company (or to a broker in connection with a broker-assisted exercise of an Award requiring exercise) to satisfy a Participant's exercise price obligation upon exercise, (iii) Shares subject to an Award that are withheld by, or otherwise remitted to the Company to satisfy any Company withholding obligations in connection with an Award, (iv) previously owned Shares delivered in satisfaction of a Participant's exercise price or any Company withholding obligations in connection with an Award, or (v) Shares repurchased on the open market with the proceeds from the exercise of an Award. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Individual Award Limits. Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 50% of the maximum aggregate number of shares that are authorized for issuance pursuant to Section 3(a) of the Plan, except that in connection with his or her first commencing service with the Company or an Affiliate, an Awardee may be granted Awards covering up to an additional 200,000 Shares during the year in which such service commences.

(c) Director Awards. The aggregate dollar value of cash compensation and Awards (based on the grant date fair value of such Awards) granted under the Plan or otherwise during any calendar year to any one Outside Director shall not exceed $750,000; provided, however, that in any calendar year in which an Outside Director first joins the Board or is designated as Chairman of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the Outside Director may be up to two hundred percent (200%) of the foregoing limit.

4. Administration of the Plan.

(a) Procedure.

i. Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee and/or their delegates.

ii. Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

iii. Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) any other executive officer.

iv. Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

v. Nasdaq. To the extent that the Common Stock is then listed on Nasdaq, the Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i. to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii. to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

iii. to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv. to approve forms of Award Agreements for use under the Plan;

v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi. to correct administrative errors;

vii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

viii. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

ix. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

x. to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

xi. to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xiv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xv. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

xvi. to cause all outstanding Awards held by an Awardee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Awardee of the Awardee’s Termination of Continuous Service for Cause. If an Awardee’s Continuous Service with the Company is suspended pending an investigation of whether the Awardee shall be terminated for Cause, the Administrator has the authority to cause all the Awardee’s rights under all outstanding Awards to be suspended during the investigation period in which event the Awardee shall have no right to exercise any outstanding Awards;

xvii. to determine whether and to what extent the vesting of Awards shall be tolled during any unpaid leave of absence. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave; AND

xviii. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d) Minimum Vesting. Except in the case of death, Total and Permanent Disability, retirement or a Change in Control, in no event shall the vesting schedule of an Award provide that any portion of such Award will vest prior to the first anniversary of the Grant Date; provided, however, that (i) up to an aggregate of 5% of the maximum number of Shares that may be issued pursuant to Awards under this Plan may be issued without regard to the foregoing requirements, and (ii) Awards to non-employee Directors may vest on the earlier of the first anniversary of the Grant Date and the next annual meeting of stockholders, so long as such next annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting and any such Awards shall not be counted against the 5% pool set forth in clause (i).

5. Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6. Term of Plan.

The Plan shall become effective on the Effective Date. It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company unless terminated earlier under Section 15 of the Plan.

7. Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii. Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i. cash;

ii. check or wire transfer (denominated in U.S. Dollars);

iii. subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v. cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

vi. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

vii. any combination of the foregoing methods of payment.

(e) No Option (or Stock Appreciation Right) Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 14(a) of the Plan), a Repricing (as defined below) is prohibited without approval by the stockholders of the Company.

“Repricing” means any of the following or any other action that has the same purpose and effect: (a) lowering the exercise price of an outstanding Option or Stock Appreciation Right granted under this Plan after it is granted; (b) any other action affecting an outstanding Option or Stock Appreciation Right granted under this Plan that is treated as a repricing under United States generally accepted accounting principles; (c) canceling an outstanding Option or Stock Appreciation Right granted under this Plan at a time when its exercise or purchase price exceeds the then fair market value of the stock underlying such outstanding Option or Stock Appreciation Right, in exchange for another Option or Stock Appreciation Right or a cash payment, unless the cancellation and exchange occurs in connection with a merger, consolidation, sale of substantially all the Company’s assets, acquisition, spin-off, spin-out, or other similar corporate transaction.

9. Effect of Termination of Continuous Service on Awards

(a) Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service other than as a result of circumstances described in Sections 9(b), (c), (d) and (e) below, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Continuous Service may be exercised by the Awardee until the earlier of (A) three (3) months following Awardee’s Termination of Continuous Service or (B) the expiration of the term of such Award; provided, however, that the Administrator may in the Award Agreement specify a period of time (but not beyond the expiration date of the Award) following Termination of Continuous Service during which the Awardee may exercise the Award as to Shares that were vested and exercisable as of the date of Termination of Continuous Service. To the extent such a period following Termination of Continuous Service is specified, the Award shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

(b) Disability of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service as a result of the Awardee’s disability, including Total and Permanent Disability, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Continuous Service may be exercised by the Awardee until the earlier of (A) twelve (12) months following Awardee’s Termination of Continuous Service as a result of Awardee’s disability, including Total and Permanent Disability or (B) the expiration of the term of such Award. If the Participant does not exercise such Award within the time specified, the Award (to the extent not exercised) shall automatically terminate.

(c) Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Continuous Service as a result of the Awardee’s death, all outstanding Awards granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) twelve (12) months following the Awardee’s death or (B) the expiration of the term of such Award. If an Award is held by the Awardee when he or she dies, such Award may be exercised, to the extent the Award is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 16 of the Plan), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Award under the Awardee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Award by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such. If the Award is not so exercised within the time specified, such Award (to the extent not exercised) shall automatically terminate. The Awardee’s service shall be deemed to have terminated on account of death if the Awardee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Awardee’s Termination of Continuous Service.

(d) Termination for Cause. The Administrator has the authority to cause all outstanding Awards held by an Awardee to terminate immediately in their entirety (including as to vested Awards) upon first notification to the Awardee of the Awardee’s Termination of Continuous Service for Cause in accordance with Section 4(b)(xvi) above.

(e) Other Terminations of Continuous Service. The Administrator may provide in the applicable Award Agreement for different treatment of Awards upon Termination of Continuous Service of the Awardee than that specified above.

(f) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Award is to remain exercisable following an Awardee’s Termination of Continuous Service from the periods set forth in Sections 9(a), (b), (c), (d) and (e) above or in the Award Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Award be exercisable later than the date of expiration of the term of such Award as set forth in the Award Agreement.

(g) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 9(a), (b), (c) and (e) above or in the Award Agreement is prevented by Section 18 below, the Award shall remain exercisable until thirty (30) days after the date the Awardee is notified by the Company that the Award is exercisable, but in any event no later than the Award expiration date.

(h) Extension if Subject to Section 16(b). Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 9(a), (b), (c) and (e) above or in the Award Agreement would subject the Awardee to a suit under Section 16(b) of the Exchange Act, the Award shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Awardee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Awardee’s Termination of Continuous Service, or (iii) the Award expiration date.

10. Incentive Stock Option Limitations/Terms.

(a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 10(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Awardee will not constitute a transfer.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

11. Exercise of Award.

(a) Procedure for Exercise.

i. Any Award granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

ii. An Award shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award; (B) full payment for the Shares with respect to which the related Award is exercised; and (C) payment of all applicable withholding taxes (if any).

iii. An Award may not be exercised for a fraction of a Share.

(b) Rights as a Stockholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Award is exercised. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Award, notwithstanding the exercise of the Award.

12. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b) Restrictions and Performance Criteria. The grant, issuance, retention, settlement and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. The Committee shall establish the Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Performance Criteria remains substantially uncertain.

(c) Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Continuous Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d) Rights as a Stockholder. Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual stockholder.

(e) Stock Appreciation Rights.

i. General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Stock Award Agreement.

ii. Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Administrator may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Administrator and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii. Nonassignability of Stock Appreciation Rights. Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

13. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 10(c), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. The Committee may adjust any evaluation of performance under a Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements; and (F) mergers, acquisitions or divestitures.

(c) Certification. Prior to the payment of any compensation under an Award subject to any Performance Criteria, the Committee shall certify the extent to which any Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d) Tax Withholding Obligation. As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(e) Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance” ). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant’s death.

(f) Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

(g) Clawback. Notwithstanding any other provision herein to the contrary, any performance-based compensation, or any other amount, paid to a Participant pursuant to an Award, which is subject to recovery under any law, government regulation, stock exchange listing requirement, or any policy adopted by the Company will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.

14. Adjustments upon Changes in Capitalization, Dissolution, or Change In Control

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and each of the share limits set forth in Section 3(a) and 3(b), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, unless otherwise provided in an employment agreement (or Award Agreement, if applicable), in the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not assume or substitute for an Award, the applicable Participant shall fully vest in and have the right to exercise his or her Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units will lapse and all performance goals or other vesting criteria with respect to an Award will be deemed achieved at target levels and all other terms and conditions deemed met.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Laws. In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

i. materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 3 or Section 14 of the Plan; or

ii. reduce the minimum exercise prices at which Options may be granted under the Plan (as set forth in Section 8(b)); or

iii. result in a Repricing (as defined in Section 8(e)) of Options or Stock Appreciation Rights; or

iv. change the class of persons eligible to receive Awards under the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B). Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16. Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ or service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18. Legal Compliance.

Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21. Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be appointed in accordance with the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax Consequences. Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c) Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23. Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

APPENDIX B

HERON THERAPEUTICS, INC.

1997 EMPLOYEE STOCK PURCHASE PLAN

(as amended through June 8, 2023)

1. PURPOSE. This Heron Therapeutics, Inc. 1997 Employee Stock Purchase Plan is designed to encourage and assist employees of Heron Therapeutics, Inc. and participating subsidiaries to acquire an equity interest in the Company through the purchase of shares of Company common stock.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in Section 3.

(b) “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

(d) “Company” shall mean Heron Therapeutics, Inc., a Delaware corporation, and Participating Subsidiaries.

(e) “Common Stock” shall mean the Common Stock, $.01 par value, of the Company.

(f) “Employee” shall mean any individual who is an employee of the Company or a Participating Subsidiary within the meaning of Section 3401(c) of the Code and the Treasury Regulations thereunder.

(g) “Enrollment Date” shall have the meaning set forth in Section 6.

(h) “Fair market value” means as of any given date: (i) the closing price of the Common Stock on the Nasdaq Stock Market as reported in the Wall Street Journal; or (ii) if the Common Stock is no longer quoted on the Nasdaq Stock Market, but is listed on an established stock exchange or quoted on any other established interdealer quotation system, the closing price for the Common Stock on such exchange or system, as reported in the Wall Street Journal; or (iii) in the absence of an established market for the Common Stock, the fair market value of the Common Stock as determined by the Administrator in good faith.

(i) “Lower Price Enrollment Date” shall have the meaning set forth in Section 6.

(j) “Option Period” shall have the meaning set forth in Section 7(b).

(k) “Participating Subsidiary” shall mean a Subsidiary which has been designated by the Administrator as covered by the Plan.

(l) “Plan” shall mean this Heron Therapeutics, Inc. 1997 Employee Stock Purchase Plan, as it may be amended from time to time.

(m) “Purchase Date” shall have the meaning set forth in Section 9(a).

(n) “Section” unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

(o) “Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a “subsidiary corporation.”

(p) “Trading Day” means any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

3. ADMINISTRATION.

(a) Administrator. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board (in either case, the “Administrator”). In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or other applicable law. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section 3(a) and revest in the Board the administration of the Plan.

(b) Administrator Determinations Binding. The Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan and the options granted under it as it shall deem advisable from time to time, may interpret the terms and provisions of the Plan and the Options granted under it, may correct any defect, omission or inconsistency in the Plan or in any Option; and may otherwise supervise the administration of the Plan and the Options granted under it. The Administrator may establish, under guidelines from the Board, limits on the number of shares which may be purchased by each participant on an annual or other periodic basis or on the number of shares which may be purchased on any Purchase Date. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and all participants in the Plan. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan.

4. NUMBER OF SHARES.

(a) The Company has reserved for sale under the Plan 2,225,000 shares of Common Stock. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan, regardless of source, shall be counted against the 2,225,000 share limitation. If at any Purchase Date, the shares available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. If, at any Purchase Date, the shares which may be purchased by a participant are restricted on account of a limit on the aggregate shares which may be purchased per employee, purchases under each option shall be reduced proportionately. Any funds that cannot be applied to the purchase of shares due to such reductions shall be refunded to participants as soon as administratively feasible.

(b) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

5. ELIGIBILITY REQUIREMENTS.

(a) Each Employee of the Company, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 6 on the first Enrollment Date on or following commencement of his or her employment by the Company or following such period of employment as is designated by the Administrator from time to time. Participation in the Plan is entirely voluntary.

(b) The following Employees are not eligible to participate in the Plan:

(i) Employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire stock possessing, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company; and

(ii) Employees who are customarily employed by the Company fewer than twenty (20) hours per week or fewer than five (5) months in any calendar year.

6. ENROLLMENT. Any eligible employee may enroll or re-enroll in the Plan each year as of the close of the first trading day of: (a) May and November of each such year; or (b) such other days as may be established by the Board from time to time (the “Enrollment Dates”); provided, that the first Enrollment Date shall be April 30, 1997. In order to enroll, an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the Company by the 20th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 20th day or in the case of the first Enrollment Date), or such other date established by the Administrator from time to time, will be effective on that Enrollment Date. In addition, the Administrator may re-enroll existing participants in the Plan on any Enrollment Date (the “Lower Price Enrollment Date”) on which the fair market value of the Common Stock is lower than the fair market value on such participant’s existing Enrollment Date. A participant may elect not to re-enroll on a Lower Price Enrollment Date by filing a written statement with the Company declaring such election prior to the Lower Price Enrollment Date.

7. GRANT OF OPTION ENROLLMENT.

(a) Enrollment or re-enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

(b) Except as provided in Section 10, each option granted under the Plan shall have the following terms:

(i) the option will have a term of not more than twenty-four (24) months or such shorter option period as may be established by the Board from time to time (the “Option Period”). Notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of: (A) the completion of the purchase of shares on the last Purchase Date occurring within twenty-four (24) months after the Enrollment Date for such option, or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date; or (B) the date on which the employee’s participation in the Plan terminates for any reason;

(ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 8;

(iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 9;

(iv) the option, if not altered, amended or revoked by the Company prior to the relevant Purchase Date, may be accepted only by (x) there having been withheld from the compensation of the employee in accordance with the terms of the Plan amounts sufficient to purchase the Common Stock intended to be purchased under the option, and (y) the employee being employed by the Company and not having withdrawn from the Plan on the relevant Purchase Date.

(v) the price per share under the option will be determined as provided in Section 9;

(vi) the maximum number of shares available for purchase under an option for each one percent (1%) of compensation designated by an employee in accordance with Section 8 will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date, dividing the result by the maximum number of percentage points that an employee may designate under Section 8 at the time such option is granted, and multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

(vii) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of the Company and any subsidiary of the Company, collectively “Options”) will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, less the fair market value of any shares accrued and already purchased during such year under Options which have expired or terminated, determined at the applicable Enrollment Dates; and

(viii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

8. PAYROLL AND TAX WITHHOLDING; USE BY COMPANY.

(a) Each participant shall elect to have amounts withheld from his or her compensation paid by the Company during the Option Period, at a rate equal to any whole percentage up to a maximum of ten percent (10%), or such lesser percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, annual and quarterly bonuses, hire-on bonuses, cash recognition awards, commissions, overtime pay, shift premiums, and elective contributions by the participant to qualified employee benefit plans, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than ten (10) days before such Enrollment Date, of a written notice indicating the revised withholding rate.

(b) Payroll withholdings shall be credited to an account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

(c) Upon disposition of shares acquired by exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

9. PURCHASE OF SHARES.

(a) On the last Trading Day immediately preceding an Enrollment Date (other than the first Enrollment Date), or on such other days as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date (each a “Purchase Date”), the Company shall apply the funds then credited to each participant’s payroll withholdings account to the purchase of whole shares of Common Stock. The cost to the participant for the shares purchased under any option shall be not less than eighty-five percent (85%) of the lower of:

(i) the fair market value of the Common Stock on the Enrollment Date for such option; or

(ii) the fair market value of the Common Stock on the date such option is exercised.

(b) Any funds in an amount less than the cost of one share of Common Stock left in a participant’s payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date.

(c) Notwithstanding the terms of Section 9(a), no funds credited to any employee’s payroll withholdings account shall be used to purchase Common Stock on any date prior to the date that the Plan has been approved by the stockholders of the Company, as noted in Section 21. If such approval is not forthcoming within one year from the date that the Plan was approved by the Board of Directors, all amounts withheld shall be distributed to the participants as soon as administratively feasible.

10. WITHDRAWAL FROM THE PLAN. A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. Unless the Administrator elects to permit a withdrawing participant to invest funds credited to his or her withholding account on the Purchase Date immediately following notice of withdrawal, all funds credited to a participant’s payroll withholdings account shall be distributed to him or her without interest within sixty (60) days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 6.

11. TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant’s payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant’s payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date and any funds remaining after such purchase shall be paid to the participant.

12. DESIGNATION OF BENEFICIARY.

(a) Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

(b) As soon as administratively feasible after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant’s estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

13. ASSIGNMENT.

(a) The rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

(b) A participant’s right to purchase shares under the Plan shall be exercisable only during the participant’s lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator.

14. ADMINISTRATIVE ASSISTANCE. If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section 13(b).

15. COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

16. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with Section

423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions of the Plan.

17. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

18. MODIFICATION AND TERMINATION.

(a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall require stockholder approval, except:

(i) for an increase in the number of shares reserved for purchase under the Plan;

(ii) to the extent required for the Plan to comply with Section 423 of the Code;

(iii) to the extent required by other applicable laws, regulations or rules; or

(iv) to the extent the Board otherwise concludes that stockholder approval is advisable.

(b) In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

(c) In the event of the sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, or the dissolution or liquidation of the Company, each option outstanding under the Plan shall be assumed by any purchaser of all or substantially all of the assets of the Company or by a successor by merger to the Company (or the parent company of such purchaser or successor) in compliance with Section 424 of the Code, unless otherwise provided by the Board in its sole discretion, in which event, a Purchase Date shall occur immediately before the effective date of such event.

19. RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company’s right to terminate the employment of any person at any time with or without cause.

20. RIGHTS AS A SHAREHOLDER; DELIVERY OF CERTIFICATES. Unless otherwise determined by the Board, certificates evidencing shares purchased on any Purchase Date shall be delivered to a participant only if he or she makes a written request to the Administrator. Participants shall be treated as the owners of their shares effective as of the Purchase Date.

21. BOARD AND SHAREHOLDER APPROVAL. The Plan was approved by the Board of Directors on March 5, 1997, and by the holders of a majority of the votes cast at a duly held shareholders’ meeting on June 18, 1997, at which a quorum of the voting power of the Company was represented in person or by proxy.

PRELIMINARY COPY - SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE • HERON THERAPEUTICS, INC. VOTE BY INTERNET 4242 CAMPUS POINT COURT, SUITE 200 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above SAN DIEGO, CA 92121 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HRTX2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 7, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V04416-P86888 HERON THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. T o e l e c t s e v e n d i r e c t o r n o m i n e es n a m e d i n t h e accompanying Proxy Statement to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; Nominees: For Against Abstain For Against Abstain 3. To approve, on an advisory basis, compensation paid 1a. Adam Morgan to our Named Executive Officers during the year ended December 31, 2022; 1b. Craig Collard 4. To amend the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 1c. Sharmila Dissanaike, M.D., FACS, FCCM 225,000,000; 1d. Craig Johnson 5. To amend the Company’s 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of common stock authorized for 1e. Kevin Kotler issuance thereunder from 30,700,000 to 39,190,000; 6. To amend the Company’s 1997 Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of common stock authorized for issuance 1g. Christian Waage thereunder from 1,825,000 to 2,225,000; and 1f. Susan Rodriguez 2. To ratify the appointment of Withum Smith+Brown, PC 7. To transact such other business as may properly come as our independent registered public accounting firm for before the Annual Meeting or any adjournments or the year ending December 31, 2023; postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V04417-P86888 HERON THERAPEUTICS, INC. Annual Meeting of Stockholders June 8, 2023 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Craig Collard and David Szekeres, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HERON THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on June 8, 2023, via the internet at www.virtualshareholdermeeting.com/HRTX2023, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side